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                                      LKCM
                                      FUNDS

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                           LKCM SMALL CAP EQUITY FUND

                                LKCM EQUITY FUND

                               LKCM BALANCED FUND

                             LKCM FIXED INCOME FUND

                             LKCM INTERNATIONAL FUND



                                  Annual Report
                                December 31, 2001

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                  AVERAGE
                                                     ONE YEAR      ANNUAL
                                         NET ASSET TOTAL RETURN TOTAL RETURN
                              INCEPTION   VALUE AT    ENDED        SINCE
FUNDS                           DATES     12/31/01   12/31/01    INCEPTION

LKCM Equity Fund               1/3/96      $11.76    (10.61%)     11.03%
  S&P 500                                            (11.89%)     12.51%

LKCM Small Cap Equity Fund     7/14/94     $17.29      7.50%      14.81%
  Russell 2000                                         2.60%      11.12%

LKCM International Fund       12/30/97      $8.07    (29.16%)     (0.15%)
  EAFE Index*                                        (21.21%)      0.95%

LKCM Balanced Fund            12/30/97     $11.44      0.47%       5.87%
  Lehman Bond Index**                                  8.50%       6.77%

LKCM Fixed Income Fund        12/30/97     $10.48     10.76%       6.64%
  Lehman Bond Index**                                  8.50%       6.77%


* Morgan Stanley Capital International Europe, Australasia, Far East Index **Lehman Brothers Intermediate Government/Credit Bond Index

     The year 2001 was definitely a challenging one. The United States economy entered its first recession since 1991. The weak economy generated the usual effects: unemployment increased, corporate profits fell, corporate cash flow declined, and capital spending plans and expenditures were curtailed. The tragedy on September 11 created more havoc for our economy. Confidence levels of both consumers and business executives could not help but be negatively impacted as a result of this horrific event. Personal security and being with loved ones took precedence over "business as usual."

     Despite the troubles of 2001, a number of positive occurrences took place that should set the stage for a stronger economy in 2002. The sharp decline in short-term interest rates and the associated increase in the growth rate of the money supply (both orchestrated by the Federal Reserve) should bolster economic activity. In addition, the tax cut enacted last year and the increased government spending resulting from the consequences of September 11 will also have a positive impact. Lower interest rates allowed a large number of mortgages to be refinanced, resulting in lower monthly payments for many homeowners and the wherewithal for other spending or saving. Finally, the sharp decline in energy costs (gasoline, as well as heating and cooling costs) has added to the consumer's financial flexibility. The consumer is an important part of our economy, comprising approximately two-thirds of the total United States Gross Domestic Product. It is therefore important for consumers to regain confidence that both their physical security and their lives will return to normal. We do expect confidence to stabilize and improve.

     The stock market was not immune to the weak economy. The market has suffered the first back-to-back annual decline since 1973 and 1974. Nonetheless, because the stock market is influenced by expectations of future economic conditions, the market experienced a sharp gain during the fourth quarter of the year. Investors apparently anticipate an economic recovery during the first half of this year. However, the extent of the rise in the stock market has resulted in valuations reaching levels that have created risk should the economy not begin to recover during the first half of this year.

     As suggested above, we believe the economy will respond favorably to the stimulative effects of low interest rates, increased liquidity, lower taxes, increased government spending, and low energy costs. In addition, economic growth will benefit from the rebuilding of business inventories. During 2001, corporations were quick to curtail production schedules, allowing sales to be drawn from existing inventories. This draw down of inventories accelerated throughout the year, resulting in low inventory levels relative to sales by the end of the year. The restoration of business inventories to a more normal level should lead to higher production schedules and a slowdown in the number of employee layoffs. With continued improvement in final sales, businesses should, once again, experience profit growth, and business executives should, in turn, experience a rejuvenation of confidence. With a more optimistic outlook, business can hire additional employees and dust off capital expenditure plans. This chain of events is typical of the beginning of new economic expansions.

     Despite a positive environment for economic growth, we are not without risk. The overhang of capital spending that occurred in the 1997 - 1999 period left some industries with excess capacity and little motivation for additional spending. In addition, the recovery will not have the benefit of a sharp rebound in either home construction or automobile sales, since both industries are not currently operating at depressed levels. In fact, sales in both industries have been relatively strong during this recession (the result of lower interest rates and energy costs). Further, both corporations and consumers have record high levels of debt in relation to the total United States Gross Domestic Product. As a result, spending could be restrained until balance sheets are restored to more comfortable levels. And finally, additional unpredictable terrorist activity or threats could weigh on confidence and spending habits, and may delay the expected recovery. These risks will likely dampen the magnitude of the economic recovery as compared to prior economic recoveries.

     The LKCM Equity Fund is managed to provide long-term capital appreciation via investment primarily in common stocks of mid-sized and large companies. The Fund focuses its investments primarily in quality companies with above-average profitability and reasonable valuations. The performance of the Fund in 2001 was challenging but rewarding. The Fund outperformed the S&P 500 Index for the third consecutive year. As of December 31, 2001, the total net assets of the portfolio were $26.8 million with 79.5% of the net assets invested in common stocks and 20.5% in cash reserves, net of liabilities. The Fund continues to be defensively positioned with a broadly diversified portfolio of quality companies that are attractively valued. As we enter 2002, we expect to selectively increase the invested portion of the portfolio in competitively advantaged companies that will benefit from an improving economy.

     The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The Fund had a strong year in 2001 as it posted a 7.50% return vs. the Russell 2000's 2.60% gain. This was the second consecutive year of outperformance. The Fund's successful investment strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. A careful eye on valuation continues to be an important component of our success. Stock selection continues to be a positive contributor. As of December 31, 2001, the total net assets of the portfolio were $220.6 million with 88.1% of the net assets invested in common and preferred stocks and 11.9% in cash reserves, net of liabilities. The portfolio holdings are in companies that have attractive growth prospects, and attractive valuations. We are currently evaluating several new areas of the market for attractive investment opportunities and expect our invested position to increase going forward.

     The LKCM Balanced Fund is managed using a total return approach, which emphasizes capital appreciation, income generation, and protection against excessive volatility. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds, and cash. Our diversified, total return approach proved successful, as the Fund posted a small gain in 2001 despite a volatile environment and choppy market. As of December 31, 2001, total net assets were $7.4 million and the asset mix was 66.7% common stocks, 3.2% convertible securities, 28.4% corporate bonds, and 1.7% in cash reserves net of liabilities. The "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for volatile market environments.

     The LKCM Fixed Income Fund emphasizes current income and capital preservation. The Fund's strategy is to invest in a combination of noncallable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. As an example of our strategy, several of the Fund's largest corporate bond holdings have unique call provisions that offer an attractive combination of risk and return. The Fund outperformed the Lipper Intermediate Investment-Grade Debt Fund Index and the Lehman Brothers Intermediate Government/Credit Bond Index during the past year. We have relied upon our internal research capabilities in order to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at the end of December was approximately 4.4 years and the average quality was A. As of December 31, 2001, total net assets were $45.4 million and the asset mix was 85.3% in corporate bonds, 11.8% in U.S. Treasury Notes, and 2.9% in cash and cash equivalents.

     The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

     We will continue an investment discipline, in all our Fund offerings, centered around fundamental analysis combined with adequate diversification and a keen eye on valuation. This should have us well positioned for the future. As always, we focus on companies with business models that support high and/or rising returns on invested capital, strong and growing cash flows and strong balance sheets. In addition, we try to buy these businesses at attractive valuations. Extra attention is on financial soundness as creditors have tightened lending standards. We appreciate the trust you have placed in LKCM by your investment in these Funds and for allowing us to exercise our investment talents on your behalf.

Regards,

/s/ Luther King

J. Luther King, Jr., CFA
January 26, 2002

                 TT INTERNATIONAL INVESTMENT MANAGEMENT COMMENTS

     The LKCM International Fund is managed in a style that seeks absolute returns. The Fund posted a net return of (13.05%) vs. (7.95%) for MSCI EAFE during the second half of 2001 - six months dominated by the terrorist atrocities of September 11. Volatile markets were thrown into uncertainty, as policymakers deliberated and investors became more nervous. Initially, we were cautious and defensively positioned (including higher cash). Notwithstanding this, September saw the portfolio's steepest monthly fall with financials hit hardest. Subsequently, we reduced our exposure to the areas most vulnerable to further drawdowns - namely financials, tech/telcos and hypersensitive consumer stocks - switching into more resilient and stable sectors such as oils. Moreover, the portfolio's Japanese weighting was reduced as Prime Minister Koizumi dithered and the economy worsened. Following September 11, we believed the consumer was likely to retrench, making a further, sharp contraction in economic activity almost inevitable. Therefore, in October, we remained defensive. But, instead of sparking off a wave of selling that may have marked a final capitulation, September 11 had quite the opposite effect. In the immediate aftermath, markets did fall sharply but then recovered strongly, some by as much as 20%. Expectations for a swift economic recovery and the excess global liquidity proved to be powerful stimuli. Given our assessment at the time - namely that economic recovery, when it comes, will be muted and earnings will disappoint - we considered the fourth quarter of 2001 rally to be a good trading opportunity rather than the beginnings of a sustainable upturn. A number of portfolio shifts reflected this - most notably a cash reduction in November and an increase in cyclical technology and consumer issues. In particular, we built up our Japanese and Asian tech and consumer electronics exposure, where the stocks looked very cheap relative to their European counterparts, but at the same time hedged the Japanese Yen exposure on our Japanese holdings. Towards the end of December, we began building up cash again by reducing this position when it became clear many of the gains we had seen in the Japanese tech and export sectors had been related to inventory build. Furthermore, without additional stimulus to pull the domestic economy out of its deflationary spiral, both the stock market and the currency looked vulnerable; it was for this reason we maintained the hedge on the Japanese Yen exposure of our remaining Japanese holdings. At the end of the second half of 2001, the asset base of the Fund was US$68.6m (US$77.8m at June 30, 2001). Markets continue to be volatile, and in the absence of a clear pick up in the earnings trend, navigating a steady course over the coming months will remain difficult. That said, we are confident that economies will begin to recover toward the end of the year, and we intend to ride out the current turbulence while positioning the portfolio to capture the eventual upturn.

PERFORMANCE:
--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $530 million.

The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P Small Cap 600 Index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Multi-Cap Core Fund Index is an unmanaged index consisting of 30 multi-cap core funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P SuperComposite 1500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund and LKCM Equity Fund, compared to the Funds' representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------
                    PAST      PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS  INCEPTION(1)
----------------------------------------------------------
LKCM SMALL
  CAP EQUITY
  FUND               7.50%   11.83%    10.04%     14.81%
----------------------------------------------------------
Russell 2000
Index                2.60%    6.53%     7.62%     11.12%
----------------------------------------------------------
Lipper Small-Cap
Core Fund Index      7.13%   11.24%    10.15%     13.65%
----------------------------------------------------------
(1) July 14, 1994


A $10,000 Investment in LKCM Small Cap Equity Fund

[line chart data]

                                                     Lipper
                 LKCM               Russell         Small Cap
                 Small Cap           2000          Core Index
                Equity Fund         Index          Fund Index
                 $28,064           $21,995          $26,029

7/94             $10,000           $10,000          $10,000
12/94             10,500            10,277           10,343
6/95              12,170            11,642           11,874
12/95             13,839            13,065           13,522
6/96              16,157            14,437           15,418
12/96             17,392            15,228           16,051
6/97              19,526            16,777           17,746
12/97             21,404            18,614           19,620
6/98              22,102            19,595           20,750
12/98             20,064            18,198           18,908
6/99              22,042            19,880           19,953
12/99             23,440            22,083           22,723
6/00              24,930            22,757           24,666
12/00             26,105            21,439           24,298
6/01              27,334            22,898           25,899
12/01             28,064            21,995           26,029

PERFORMANCE:
----------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------
                    PAST      PAST     PAST       SINCE
                   1 YEAR    3 YEARS  5 YEARS  INCEPTION(1)
----------------------------------------------------------
LKCM
  EQUITY FUND      (10.61)%   4.63%     9.86%     11.03%
----------------------------------------------------------
S&P 500 Index      (11.89)%  (1.02)%   10.68%     12.51%
----------------------------------------------------------
Lipper Multi-Cap
Core Fund Index    (10.76)%   1.37%     9.32%     11.01%
----------------------------------------------------------
(1) January 3, 1996

A $10,000 Investment in LKCM Equity Fund

[line chart data]

                 LKCM              S&P              Lipper
                 Equity            500              Multi-Cap
                 Fund              Index            Core Fund Index
                 $18,731           $20,283          $18,714

1/96             $10,000           $10,000          $10,000
6/96              10,800            10,924           10,904
12/96             11,700            12,201           11,988
6/97              13,491            14,715           13,817
12/97             14,457            16,272           15,137
6/98              16,179            19,154           17,256
12/98             16,352            20,922           17,965
6/99              18,522            23,513           19,875
12/99             20,124            25,324           21,695
6/00              20,597            25,217           22,567
12/00             20,957            23,019           20,972
6/01              19,612            21,477           19,896
12/01             18,731            20,283           18,714



8
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PERFORMANCE:
--------------------------------------------------------------------------------

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The Lipper Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund and LKCM Fixed Income Fund compared to the Funds' representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                          PAST        PAST        SINCE
                         1 YEAR      3 YEARS   INCEPTION(1)
-----------------------------------------------------------
LKCM BALANCED
  FUND                     0.47%      3.65%       5.87%
-----------------------------------------------------------
Lehman Bond Index(2)       8.50%      5.90%       6.77%
-----------------------------------------------------------
Lipper Balanced
Fund Index                (3.24)%     2.59%       5.57%
-----------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A $10,000 Investment in LKCM Balanced Fund

[line chart data]

                 LKCM              Lehman          Lipper
                 Balanced          Bond            Balanced
                 Fund              Index           Fund Index
                 $12,569           $13,000         $12,426

1/98             $10,000           $10,000         $10,000
6/98              10,694            10,417          10,955
12/98             11,283            10,947          11,508
6/99              12,206            10,698          12,218
12/99             12,809            10,712          12,541
6/00              12,685            11,159          12,759
12/00             12,510            11,981          12,841
6/01              12,381            12,401          12,626
12/01             12,569            13,000          12,426


10
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PERFORMANCE:
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------
                          PAST        PAST        SINCE
                         1 YEAR      3 YEARS  INCEPTION(1)
----------------------------------------------------------
LKCM FIXED
  INCOME FUND             10.76%      6.43%       6.64%
----------------------------------------------------------
Lehman Bond Index(2)       8.50%      5.90%       6.77%
----------------------------------------------------------
Lipper Intermediate
Investment-Grade
Debt Fund Index            8.22%      5.82%       6.32%
----------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A $10,000 Investment in LKCM Fixed Income Fund

[line chart data]

                                                    Lipper
                 LKCM                               Intermediate
                 Fixed             Lehman           Investment-Grade
                 Income            Bond             Debt
                 Fund              Index            Fund Index
                 $12,935           $13,000          $12,784

1/98             $10,000           $10,000          $10,000
6/98              10,308            10,417           10,377
12/98             10,727            10,947           10,788
6/99              10,606            10,698           10,635
12/99             10,690            10,712           10,682
6/00              11,016            11,159           11,034
12/00             11,679            11,981           11,813
6/01              12,251            12,401           12,237
12/01             12,935            13,000           12,784


11
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PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index.

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                          PAST        PAST        SINCE
                         1 YEAR      3 YEARS   INCEPTION(1)
-----------------------------------------------------------
LKCM INTERNATIONAL
  FUND                   (29.16)%    (3.34)%     (0.15)%
-----------------------------------------------------------
EAFE Index(2)            (21.21)%    (4.79)%      0.95%
-----------------------------------------------------------
Lipper International
Fund Index               (19.33)%    (1.76)%      1.66%
-----------------------------------------------------------
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index.

A $10,000 Investment in LKCM International Fund

[line chart data]

                 LKCM                               Lipper
                 International     EAFE             International
                 Fund              Index            Fund Index
                 $9,942            $10,385          $10,683

1/98             $10,000           $10,000          $10,000
6/98              10,920            11,608           11,581
12/98             11,010            12,033           11,266
6/99              11,210            12,527           12,043
12/99             15,712            15,317           15,527
6/00              15,559            14,712           14,889
12/00             14,035            13,179           13,243
6/01              11,434            11,281           11,583
12/01              9,942            10,385           10,683

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


COMMON STOCK - 86.18%                  SHARES       VALUE
---------------------------------------------------------
BASIC MATERIALS - 6.81%
  Airgas, Inc. #                      150,000 $ 2,268,000
  Boise Cascade Corporation            75,000   2,550,750
  Crown Pacific Partners, L.P. #      126,500     751,410
  Freeport-McMoRan Copper
    & Gold, Inc. - Class B #          150,000   2,008,500
  Louisiana-Pacific Corporation       263,800   2,226,472
  NL Industries, Inc.                  50,000     763,500
  OM Group, Inc.                       40,000   2,647,600
  Packaging Corp of America #         100,000   1,815,000
                                              -----------
                                               15,031,232
                                              -----------

CAPITAL GOODS - 13.31%
  Alliant Techsystems Inc. #           25,500   1,968,600
  EMCOR Group, Inc. #                  70,000   3,178,000
  GATX Corporation                    100,000   3,252,000
  Gentex Corporation #                 70,000   1,871,100
  Lindsay Manufacturing Company       225,000   4,353,750
  MSC Industrial Direct Co.,
    Inc. - Class A #                   85,000   1,678,750
  Reliance Steel & Aluminum
    Company                           131,250   3,445,313
  Roper Industries, Inc.               60,000   2,970,000
  Stewart & Stevenson
    Services, Inc.                    125,000   2,351,250
  Tetra Tech, Inc. #                  106,250   2,115,437
  Waste Connections, Inc. #            70,000   2,169,300
                                              -----------
                                               29,353,500
                                              -----------

CONSUMER CYCLICALS - 19.96%
  Dal-Tile International Inc. #       180,000   4,185,000
  D.R. Horton, Inc.                   100,000   3,246,000
  Fossil, Inc. #                       65,000   1,365,000
  Harte-Hanks, Inc.                    70,000   1,971,900
  InterTAN, Inc. # (1)                279,700   3,513,032
  Iron Mountain, Inc. #                50,000   2,190,000
  La Quinta Properties, Inc. -
    Paired # (2)                      160,000     918,400
  Mail-Well, Inc. #                   234,000     959,400
  Mobile Mini, Inc. #                 191,000   7,471,920
  Office Depot, Inc. #                125,000   2,317,500
  P.F. Chang's China
    Bistro, Inc. #                     75,000   3,547,500
  SCP Pool Corporation #              100,000   2,745,000
  Sonic Corp. #                        74,000   2,664,000
  Station Casinos, Inc. #              80,000     895,200
  Sylvan Learning
    Systems, Inc. #                   150,000   3,310,500
  Tower Automotive , Inc. #            75,000     677,250
  Tractor Supply Company #             60,000   2,044,800
                                              -----------
                                               44,022,402
                                              -----------


COMMON STOCK                           SHARES       VALUE
---------------------------------------------------------
CONSUMER STAPLES - 5.88%
  Cott Corporation # (1)              300,000 $ 4,770,000
  Fleming Companies, Inc.              60,000   1,110,000
  Henry Schein, Inc. #                 75,000   2,777,250
  Patterson Dental Company #           70,000   2,865,100
  Pennzoil-Quaker State Company       100,000   1,445,000
                                              -----------
                                               12,967,350
                                              -----------

ENERGY - 5.92%
  Cabot Oil & Gas Corporation -
    Class A                            70,000   1,683,500
  Carbo Ceramics, Inc.                 60,000   2,349,600
  Encore Acquisition Company #         50,000     665,500
  Plains Resources, Inc. #             55,000   1,353,550
  Remington Oil & Gas
    Corporation #                      55,000     951,500
  Spinnaker Exploration
    Company #                          20,500     843,780
  St. Mary Land &
    Exploration Company                40,000     847,600
  Tom Brown, Inc. #                   125,000   3,376,250
  Varco International, Inc. #          65,500     981,190
                                              -----------
                                               13,052,470
                                              -----------

FINANCIAL SERVICES - 9.80%
  CNA Surety Corporation              209,000   3,239,500
  Cullen/Frost Bankers, Inc.           75,000   2,316,000
  FBL Financial Group, Inc. -
    Class A                            60,000   1,000,800
  Glacier Bancorp, Inc.                90,000   1,873,800
  Hibernia Corporation -
    Class A                           125,000   2,223,750
  Investment Technology
    Group, Inc.  #                     52,500   2,051,175
  StanCorp Financial Group, Inc.       40,000   1,890,000
  Texas Regional Bancshares,
    Inc. - Class A                    151,800   5,745,630
  Triad Guaranty Inc. #                35,000   1,269,450
                                              -----------
                                               21,610,105
                                              -----------

HEALTH CARE - 6.48%
  Apogent Technologies Inc. #          64,000   1,651,200
  Beverly Enterprises, Inc. #         103,700     891,820
  Kindred Healthcare, Inc. #           44,500   2,314,000
  King Pharmaceuticals, Inc. #         65,790   2,771,733
  Manor Care, Inc. #                   37,000     877,270
  Select Medical Corporation #         60,000     964,800
  Triad Hospitals, Inc. #              73,000   2,142,550
  Wright Medical Group, Inc. #        150,000   2,685,000
                                              -----------
                                               14,298,373
                                              -----------


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001

COMMON STOCK                           SHARES       VALUE
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.94%
  Brandywine Realty Trust             120,000 $ 2,528,400
  Prentiss Properties Trust            80,000   2,196,000
  Reckson Associates Realty
    Corporation                        75,000   1,752,000
                                              -----------
                                                6,476,400
                                              -----------

TECHNOLOGY - 5.64%
  Adaptec, Inc. #                      26,000     377,000
  Axcelis Technologies, Inc. #         28,000     360,920
  Cohu, Inc.                          121,000   2,389,750
  Exar Corporation #                   15,000     312,750
  Harris Corporation                   80,000   2,440,800
  ITXC Corp. #                         68,000     488,920
  Kopin Corporation #                 170,000   2,380,000
  Maxim Integrated
    Products, Inc. #                   16,287     855,230
  Parametric Technology
    Corporation #                      42,000     328,020
  Pegasus Solutions Inc. #             10,500     149,100
  Tekelec #                            50,000     905,500
  Tellium, Inc. #                     100,000     623,000
  Ultratech Stepper, Inc. #            26,000     429,520
  Zoran Corporation #                  12,500     408,000
                                              -----------
                                               12,448,510
                                              -----------

TELECOMMUNICATIONS - 0.15%
  ADC Telecommunications,
     Inc. #                            74,500     342,700
                                              -----------

TRANSPORTATION - 9.29%
  Kirby Corporation  #                280,000   7,714,000
  Landstar System, Inc. #              32,000   2,320,320
  RailAmerica, Inc.  # r
     (Acquired 2/19/99,
     Cost $1,846,219)                 500,000   7,230,000
  Swift Transportation
    Co., Inc. #                       150,000   3,226,500
                                              -----------
                                               20,490,820
                                              -----------

TOTAL COMMON STOCKS
  (cost $ 131,248,127)                        190,093,862
                                              -----------


WARRANTS - 1.96%                       SHARES       VALUE
---------------------------------------------------------
HEALTHCARE - 1.96%
  Biovail Corporation International,
    expire 9/30/2002 # (1)             23,000 $ 4,324,000
                                              -----------

TOTAL WARRANTS
  (cost $169,565)                               4,324,000
                                              -----------

SHORT-TERM
INVESTMENTS - 12.46%              PRINCIPAL
----------------------------------------------------------
  Firstar Bank Demand Note,
    1.68% ^                       $ 9,226,796    9,226,796
  Firstar Bank Repurchase
    Agreement, 1.25%,
    dated 12/31/01, *
    due 1/02/2002                  18,252,000   18,252,000
                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (cost $27,478,796)                            27,478,796
                                              ------------

TOTAL INVESTMENTS - 100.60%
  (cost $158,896,488)                          221,896,658
                                              ------------

Liabilities, less Other Assets - (0.60)%        (1,326,654)
                                              ------------
Total Net Assets - 100.00%                    $220,570,004
                                              ============


#  - Non-income producing security.

(1)- Foreign security.

(2)- Security represents equal ownership of LaQuinta Properties, Inc. - Class B and La Quinta Corp. common stock.

r - Restricted security. Purchased 209,500 shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2001.

* - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


COMMON STOCK - 79.47%                  SHARES       VALUE
---------------------------------------------------------
BASIC MATERIALS - 4.48%
  Boise Cascade Corporation             4,000  $  136,040
  E.I. du Pont de Nemours
    and Company                         5,100     216,801
  Louisiana-Pacific Corporation        14,700     124,068
  Packaging Corp of America #          14,000     254,100
  Temple-Inland Inc.                    4,000     226,920
  Weyerhaeuser Company                  4,500     243,360
                                              -----------
                                                1,201,289
                                              -----------

CAPITAL GOODS - 9.86%
  Allied Waste Industries, Inc. #      11,000     154,660
  General Dynamics Corporation          3,500     278,740
  General Electric Company              5,000     200,400
  Honeywell International Inc.         17,000     574,940
  Raytheon Company - Class B           12,000     389,640
  Tyco International Ltd. (1)           3,100     182,590
  United Technologies Corporation       2,500     161,575
  Waste Management, Inc.               22,000     702,020
                                              -----------
                                                2,644,565
                                              -----------

CONSUMER CYCLICALS - 7.40%
  Clear Channel
    Communications, Inc. #              6,000     305,460
  Gannett Company, Inc.                10,000     672,300
  Home Depot, Inc.                      5,000     255,050
  Newell Rubbermaid Inc.                9,500     261,915
  Starwood Hotels & Resorts
    Worldwide, Inc.                     9,000     268,650
  Tiffany & Co.                         7,000     220,290
                                              -----------
                                                1,983,665
                                              -----------

CONSUMER STAPLES - 7.09%
  ConAgra Foods, Inc.                  10,100     240,077
  Kimberly-Clark Corporation           10,000     598,000
  McCormick & Company,
    Incorporated (2)                    6,300     264,411
  PepsiCo, Inc.                         7,500     365,175
  The Procter & Gamble
    Company                             5,500     435,215
                                              -----------
                                                1,902,878
                                              -----------

ENERGY - 10.66%
  Anadarko Petroleum
    Corporation                         7,000     397,950
  BP PLC - ADR (1)                      3,280     152,553
  Burlington Resources, Inc.            9,900     371,646


COMMON STOCK                           SHARES       VALUE
---------------------------------------------------------
ENERGY - CONTINUED
  Cabot Oil & Gas Corporation          15,000  $  360,750
  EOG Resources, Inc.                   4,500     175,995
  Exxon Mobil Corporation              16,000     628,800
  Noble Affiliates, Inc.                5,500     194,095
  Unocal Corporation                   16,000     577,120
                                              -----------
                                                2,858,909
                                              -----------

FINANCIAL SERVICES - 13.10%
  Bank of America Corporation           5,000     314,750
  Citigroup, Inc.                       3,500     176,680
  Cullen/Frost Bankers, Inc.           10,000     308,800
  First Data Corporation                4,500     353,025
  FleetBoston Financial
    Corporation                         8,000     292,000
  Hibernia Corporation - Class A       40,000     711,600
  Lincoln National Corporation          8,000     388,560
  Mellon Financial Corporation          9,500     357,390
  Washington Mutual, Inc.               5,400     176,580
  Wells Fargo Company                  10,000     434,500
                                              -----------
                                                3,513,885
                                              -----------

HEALTH CARE - 10.45%
  Apogent Technologies Inc. #          15,000     387,000
  HCA - The Healthcare
    Corporation                         9,000     346,860
  HEALTHSOUTH
    Corporation #                      10,400     154,128
  Manor Care, Inc. #                    9,600     227,616
  Merck & Company, Inc.                 4,500     264,600
  Millennium Pharmaceuticals,
    Inc. #                              3,000      73,530
  Pharmacia Corporation                 9,000     383,850
  Schering-Plough Corporation          11,000     393,910
  Tenet Healthcare Corporation #        2,900     170,288
  Teva Pharmaceutical Industries
    Ltd. - ADR (1)                      6,500     400,595
                                              -----------
                                                2,802,377
                                              -----------

TECHNOLOGY - 13.53%
  AOL Time Warner Inc. #                8,000     256,800
  Cisco Systems, Inc. #                22,000     398,420
  EMC Corporation #                    15,000     201,600
  Harris Corporation                    8,500     259,335
  Hewlett-Packard Company              11,000     225,940
  Intel Corporation                     9,000     283,050
  International Business
    Machines Corporation                4,000     483,840


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001


COMMON STOCK                           SHARES       VALUE
---------------------------------------------------------
TECHNOLOGY - CONTINUED
  JDS Uniphase Corporation #           12,000  $  104,160
  Kopin Corporation #                  21,000     294,000
  Micron Technology, Inc. #             6,500     201,500
  Microsoft Corporation #               6,400     424,000
  Motorola, Inc.                       22,400     336,448
  Sun Microsystems, Inc. #             13,000     159,900
                                              -----------
                                                3,628,993
                                              -----------

TELECOMMUNICATIONS - 1.68%
  ALLTEL Corporation                    5,000     308,650
  Verizon Communications Inc.           3,000     142,380
                                              -----------
                                                  451,030
                                              -----------

TRANSPORTATION - 1.22%
  United Parcel Service, Inc. -
    Class B                             6,000     327,000
                                              -----------

TOTAL COMMON STOCKS
  (cost $18,039,178)                           21,314,591
                                              -----------


SHORT-TERM
INVESTMENTS - 17.58%               PRINCIPAL        VALUE
---------------------------------------------------------
  Firstar Bank Demand Note,
    1.68% ^                        $  535,546  $  535,546
  Firstar Bank Repurchase
    Agreement, 1.25%,
    dated 12/31/01, *
    due 1/02/2002                   4,181,000   4,181,000
                                              -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $4,716,546)                             4,716,546
                                              -----------

TOTAL INVESTMENTS - 97.05%
  (cost $22,755,724)                           26,031,137
                                              -----------

Other Assets, less Liabilities - 2.95%            790,465
                                              -----------
Total Net Assets - 100.00%                    $26,821,602
                                              ===========



#  - Non-income producing security.

(1)- Foreign security.

(2)- Non-voting shares.

^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2001.

* - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.

ADR - American Depository Receipts


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


COMMON STOCKS - 66.71%                 SHARES       VALUE
---------------------------------------------------------
BASIC MATERIALS - 2.31%
  Boise Cascade Corporation             5,000  $  170,050
                                              -----------

CAPITAL GOODS - 6.50%
  Diebold, Inc.                         2,100      84,924
  General Electric Company              5,000     200,400
  Tyco International Ltd. (1)           3,300     194,370
                                              -----------
                                                  479,694
                                              -----------

CONSUMER CYCLICALS - 8.15%
  H&R Block, Inc.                       2,200      98,340
  Harte-Hanks, Inc.                     4,000     112,680
  Home Depot, Inc.                      2,100     107,121
  Newell Rubbermaid Inc.                2,500      68,925
  Viacom, Inc.  - Class B #             2,887     127,461
  Wal-Mart Stores, Inc.                 1,500      86,325
                                              -----------
                                                  600,852
                                              -----------

CONSUMER STAPLES - 5.89%
  The Coca-Cola Company                 2,300     108,445
  Colgate-Palmolive Company             2,300     132,825
  Kimberly-Clark Corporation            2,000     119,600
  Philip Morris Companies, Inc.         1,600      73,360
                                              -----------
                                                  434,230
                                              -----------

ENERGY - 7.16%
  Anadarko Petroleum Corporation        1,400      79,590
  EOG Resources, Inc.                   2,000      78,220
  Exxon Mobil Corporation               4,000     157,200
  Schlumberger Limited                  1,650      90,667
  Unocal Corporation                    3,400     122,638
                                              -----------
                                                  528,315
                                              -----------

FINANCIAL SERVICES - 10.37%
  AEGON N.V. - ADR (1)                    402      10,762
  American International
    Group, Inc.                         1,252      99,409
  Citigroup, Inc.                       2,066     104,292
  Cullen/Frost Bankers, Inc.            2,400      74,112
  Fannie Mae                            1,000      79,500
  FleetBoston Financial
    Corporation                         2,200      80,300
  J.P. Morgan Chase & Co.               1,800      65,430
  Mellon Financial Corporation          3,440     129,413
  Wells Fargo Company                   2,800     121,660
                                              -----------
                                                  764,878
                                              -----------


COMMON STOCKS                          SHARES       VALUE
---------------------------------------------------------
HEALTH CARE - 6.31%
  Medtronic, Inc.                       2,100  $  107,541
  Pfizer, Inc.                          3,500     139,475
  Tenet Healthcare Corporation #        1,400      82,208
  Teva Pharmaceutical Industries
    Ltd. - ADR (1)                      1,500      92,445
  Triad Hospitals, Inc. #               1,500      44,025
                                              -----------
                                                  465,694
                                              -----------

REAL ESTATE INVESTMENT TRUSTS - 0.81%
  Crescent Real Estate Equities
    Company                             3,300      59,763
                                              -----------

TECHNOLOGY - 12.83%
  Cisco Systems, Inc. #                 3,300      59,763
  Dell Computer Corporation #           3,700     100,566
  EMC Corporation #                     4,860      65,318
  First Data Corporation                1,300     101,985
  Hewlett-Packard Company               1,500      30,810
  International Business
    Machines Corporation                1,000     120,960
  Intel Corporation                     2,900      91,205
  Microsoft Corporation #               2,400     159,000
  Motorola, Inc.                        2,600      39,052
  Oracle Corporation #                  3,440      47,506
  Sun Microsystems, Inc. #              3,500      43,050
  SunGard Data Systems Inc. #           3,000      86,790
                                              -----------
                                                  946,005
                                              -----------

TELECOMMUNICATIONS - 3.06%
  ALLTEL Corporation                    2,200     135,806
  Verizon Communications Inc.           1,900      90,174
                                              -----------
                                                  225,980
                                              -----------

TRANSPORTATION - 3.32%
  RailAmerica, Inc. # r                 9,000     130,140
  (Acquired 12/31/01,
  Cost $112,500)
  United Parcel Service, Inc.  -
    Class B                             2,100     114,450
                                              -----------
                                                  244,590
                                              -----------

TOTAL COMMON STOCKS
  (cost $4,775,479)                             4,920,051
                                              -----------




                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001


CORPORATE
BONDS - 26.59%                     PRINCIPAL       VALUE
---------------------------------------------------------
BANKS - 2.15%
  Bancwest Corporation,
    8.30%, 1/15/2011                 $ 75,000  $   80,442
  Norwest Corporation,
    6.625%, 3/15/2003                  75,000      78,292
                                              -----------
                                                  158,734
                                              -----------

BASIC MATERIALS - 3.18%
  Aristech Chemical Corporation,
    6.875%, 11/15/2006                150,000     152,938
  Hanna Co.,
    9.375%, 9/15/2003                  75,000      81,172
                                              -----------
                                                  234,110
                                              -----------

CAPITAL GOODS - 1.70%
  Thomas & Betts Corporation,
    6.50%, 1/15/2006                   25,000      22,591
  Tyco International Ltd. (1),
    6.375%, 6/15/2005                 100,000     103,097
                                              -----------
                                                  125,688
                                              -----------

CONSUMER CYCLICALS - 3.65%
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007                  60,000      56,189
  Tandy Corporation,
    6.95%, 9/01/2007                  100,000     103,574
  Target Corporation,
    7.50%, 2/15/2005                  100,000     109,312
                                              -----------
                                                  269,075
                                              -----------

CONSUMER STAPLES - 1.31%
  Fort James Corporation,
    6.875%, 9/15/2007                 100,000      96,297
                                              -----------

ENERGY - 1.37% EOG Resources, Inc.,
    6.50%, 12/01/2007                 100,000     101,044
                                              -----------

FINANCIAL SERVICES - 6.83%
  American General Corporation,
    6.75%, 6/15/2005                  100,000     106,192
  Block Financial Corporation,
    6.75%, 11/01/2004                  75,000      78,699
  Capital One Bank,
    8.25%, 6/15/2005                  100,000     103,784


CORPORATE
BONDS                              PRINCIPAL       VALUE
---------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007                 $100,000  $  110,276
  Morgan Stanley Group,
    6.875%, 3/01/2007                 100,000     104,892
                                              -----------
                                                  503,843
                                              -----------

HEALTHCARE - 1.06%
  HEALTHSOUTH Corporation,
    8.50%,  2/01/2008                  75,000      78,375
                                              -----------

REAL ESTATE INVESTMENT TRUSTS - 0.35%
  Prologis Trust,
    7.05%, 7/15/2006                   25,000      25,740
                                              -----------

TECHNOLOGY - 3.13%
  Harris Corporation,
    6.35%, 2/01/2028                  110,000     103,899
  Motorola, Inc.,
    6.75%, 2/01/2006                  100,000     100,104
  Oracle Corporation,
    6.91%, 2/15/2007                   25,000      26,647
                                              -----------
                                                  230,650
                                              -----------

TELECOMMUNICATIONS - 1.86%
  Voicestream Wireless Corporation,
    Callable 11/15/2004,
    10.375%,  11/15/2009               65,000      74,100
  WorldCom, Inc.,
    7.75%, 4/01/2007                   60,000      63,346
                                              -----------
                                                  137,446
                                              -----------

TOTAL CORPORATE BONDS
  (cost $1,883,662)                             1,961,002
                                              -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001


MORTGAGE-BACKED
SECURITIES - 0.88%                 PRINCIPAL       VALUE
---------------------------------------------------------
UTILITIES - 0.88%
  Public Service Electric &
    Gas Company,
    Callable 5/01/2008,
    6.375%, 5/01/2023                 $65,000  $   65,120
                                              -----------

TOTAL MORTGAGE-BACKED SECURITIES
  (cost $60,452)                                   65,120
                                              -----------

CONVERTIBLE PREFERRED
---------------------------------------------------------
CAPITAL GOODS - 1.06%
  Raytheon Co., 8.25%                   1,400      78,050
                                              -----------

CONSUMER STAPLES - 0.98%
  Tribune Company, Convertible,
    2.00%, 5/15/2029                      830      72,061
                                              -----------

FINANCIAL SERVICES - 1.58%
  Prudential Financial,
    Inc., 6.75%                         2,000     116,390
                                              -----------

TELECOMMUNICATIONS - 0.53%
  Crown Castle International
    Corporation, 7.25%                  3,500      39,620
                                              -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (cost $357,524)                                 306,121
                                              -----------


SHORT-TERM
INVESTMENT - 1.17%                 PRINCIPAL        VALUE
---------------------------------------------------------
  Firstar Bank Demand Note,
    1.68% ^                           $85,931  $   85,931
                                              -----------

TOTAL SHORT-TERM INVESTMENT
  (cost $85,931)                                   85,931
                                              -----------

TOTAL INVESTMENTS - 99.50%
  (cost $7,163,048)                             7,338,225

Other Assets, less Liabilities - 0.50%             36,527
                                              -----------
Total Net Assets - 100.00%                    $ 7,374,752
                                              ===========


#  - Non-income producing security.

#  - Non-income producing security.

(1)- Foreign security.

r - Restricted security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2001.

ADR - American Depository Receipts.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


CORPORATE
BONDS - 80.74%                      PRINCIPAL       VALUE
---------------------------------------------------------
BANKS - 8.12%
  Bancwest Corporation,
    8.30%, 1/15/2011               $  750,000  $  804,418
  Nationsbank Corporation,
    6.875%, 2/15/2005               1,000,000   1,062,518
  Northern Trust Company,
    6.25%, 6/02/2008                  459,000     471,131
  Norwest Corporation,
    6.625%, 3/15/2003                 500,000     521,948
  State Street Boston Corporation,
    5.95%, 9/15/2003                  795,000     829,077
                                              -----------
                                                3,689,092
                                              -----------

BASIC MATERIALS - 3.01%
  Aristech Chemical Corporation,
    6.875%, 11/15/2006                600,000     611,752
  Hanna Co.,
    9.375%, 9/15/2003                 700,000     757,600
                                              -----------
                                                1,369,352
                                              -----------

CAPITAL GOODS - 7.97%
  Black & Decker Corporation,
    7.50%, 4/01/2003                  809,000     846,135
  General Electric Capital Corporation,
    6.80%, 11/01/2005               1,000,000   1,072,176
  Thomas & Betts Corporation,
    6.50%, 1/15/2006                  150,000     135,544
  Tyco International Ltd. (1),
    6.375%, 6/15/2005               1,000,000   1,030,967
  Waste Management, Inc.,
    7.375%, 8/01/2010                 525,000     537,667
                                              -----------
                                                3,622,489
                                              -----------

CONSUMER CYCLICALS - 14.49%
  Clear Channel Communications, Inc.:
    7.25%, 9/15/2003                  490,000     506,952
    7.875%, 6/15/2005               1,000,000   1,060,577
  J.C. Penney Company, Inc.:
    6.125%, 11/15/2003              1,000,000     988,695
    6.50%, 12/15/2007                 650,000     608,717
  Masco Corporation,
    6.00%, 5/03/2004                1,000,000   1,033,476
  Tandy Corporation,
    6.95%, 9/01/2007                1,250,000   1,294,671
  Target Corporation,
    7.50%, 2/15/2005                1,000,000   1,093,120
                                              -----------
                                                6,586,208
                                              -----------


CORPORATE
BONDS                               PRINCIPAL       VALUE
---------------------------------------------------------
CONSUMER STAPLES - 2.12%
  Fort James Corporation,
    6.875%, 9/15/2007              $1,000,000  $  962,974
                                              -----------

ENERGY - 5.08%
  Conoco Inc.,
    5.90%, 4/15/2004                1,000,000   1,039,099
  EOG Resources, Inc.,
    6.50%, 12/01/2007               1,000,000   1,010,441
  Reliant Energy Finance Company r,
    (Acquired 8/31/2001,
    Cost $253,198),
    7.40%, 11/15/2002                 250,000     257,727
                                              -----------
                                                2,307,267
                                              -----------

FINANCIAL SERVICES - 15.81%
  Block Financial Corporation:
    6.75%, 11/01/2004               1,000,000   1,049,318
    8.50%, 4/15/2007                  330,000     364,446
  Capital One Bank,
    8.25%, 6/15/2005                1,000,000   1,037,839
  Citigroup, Inc.,
    5.80%, 3/15/2004                1,000,000   1,042,937
  Corestates Capital Corporation,
    5.875%, 10/15/2003              1,012,000   1,049,783
  Credit Suisse First Boston (USA), Inc.,
    6.125%, 11/15/2011                500,000     488,912
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007                1,000,000   1,102,761
  Morgan Stanley Group,
    6.875%, 3/01/2007               1,000,000   1,048,924
                                              -----------
                                                7,184,920
                                              -----------

HEALTHCARE - 5.22%
  Becton, Dickinson and Company,
    Callable 1/15/2005,
    8.70%, 1/15/2025                1,000,000   1,126,290
  Cardinal Health, Inc.,
    6.50%, 2/15/2004                  314,000     331,075
  HEALTHSOUTH Corporation,
    8.50%, 2/01/2008                  875,000     914,375
                                              -----------
                                                2,371,740
                                              -----------

REAL ESTATE INVESTMENT TRUSTS - 4.32%
  Camden Property Trust,
    7.00%, 11/15/2006                 800,000     827,183
  Prologis Trust,
    7.05%, 7/15/2006                  375,000     386,105
  Simon Property Group, Inc.,
    7.125%, 2/09/2009                 750,000     748,019
                                              -----------
                                                1,961,307
                                              -----------



                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001


CORPORATE
BONDS                               PRINCIPAL       VALUE
---------------------------------------------------------
TECHNOLOGY - 6.33%
  Motorola, Inc.,
    6.75%, 2/01/2006               $1,100,000 $ 1,101,146
  Oracle Corporation,
    6.91%, 2/15/2007                  675,000     719,476
  Texas Instruments, Inc.,
    7.00%, 8/15/2004                1,000,000   1,057,702
                                              -----------
                                                2,878,324
                                              -----------

TELECOMMUNICATIONS - 7.01%
  Intermedia Communications Inc.,
    Callable 11/01/2002,
    8.875%, 11/01/2007              1,000,000   1,056,250
  Voicestream Wireless Corporation,
    Callable 11/15/2004,
    10.375%, 11/15/2009               490,000     558,600
  WorldCom, Inc.:
    7.375%, 1/15/2003                 500,000     517,653
    7.75%, 4/01/2007                1,000,000   1,055,767
                                              -----------
                                                3,188,270
                                              -----------

UTILITIES - 1.26%
  Southwest Gas Corporation,
    7.50%, 8/01/2006                   50,000      50,675
  West Penn Power Company,
    6.375%, 6/01/2004                 500,000     521,042
                                              -----------
                                                  571,717
                                              -----------

TOTAL CORPORATE BONDS
  (cost $35,419,339)                           36,693,660
                                              -----------

MORTGAGE-BACKED
---------------------------------------------------------
UTILITIES - 4.54%
  Interstate Power Company,
    Callable 9/15/2002,
    8.625%, 9/15/2021                  40,000      40,343
  PP&L Resources, Inc.,
    6.55%, 3/01/2006                1,000,000   1,022,642
  Public Service Electric & Gas Company,
    Callable 5/01/2008,
    6.375%, 5/01/2023               1,000,000   1,001,842
                                              -----------

TOTAL MORTGAGE-BACKED SECURITIES
  (cost $1,931,908)                             2,064,827
                                              -----------


U.S. TREASURY
OBLIGATIONS - 11.79%                PRINCIPAL       VALUE
---------------------------------------------------------
  U.S. Treasury Notes:
    7.25%, 8/15/2004               $1,000,000 $ 1,092,305
    7.50%, 2/15/2005                1,000,000   1,108,165
    6.50%, 5/15/2005                1,000,000   1,080,938
    5.875%, 11/15/2005              1,000,000   1,062,657
    4.625%, 5/15/2006               1,000,000   1,014,258
                                              -----------

TOTAL U.S. TREASURY OBLIGATIONS
  (cost $5,088,180)                             5,358,323
                                              -----------

SHORT-TERM
---------------------------------------------------------
  Firstar Bank Demand Note,
    1.68% ^                            50,785      50,785
  Firstar Bank Repurchase
    Agreement, 1.25%,
    dated 12/31/01, *
    due 1/02/2002                   4,057,000   4,057,000
                                              -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $4,107,785)                             4,107,785
                                              -----------

TOTAL INVESTMENTS - 106.11%
  (cost $46,547,212)                           48,224,595
                                              -----------

Liabilities, less Other Assets - (6.11)%       (2,778,394)
                                              -----------
Total Net Assets - 100.00%                    $45,446,201
                                              ===========


(1)- Foreign security.

r - Restricted security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2001.

* - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.



                     See notes to the financial statements.


                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001



                                        LKCM                                LKCM             LKCM                LKCM
                                      SMALL CAP             LKCM          BALANCED       FIXED INCOME        INTERNATIONAL
                                     EQUITY FUND         EQUITY FUND        FUND             FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *.........    $203,644,658        $21,850,137      $7,338,225       $44,167,595       $68,619,831**
Repurchase agreements *.........      18,252,000          4,181,000              --         4,057,000                --
Cash ...........................              --                551             658                --                --
Dividends and interest receivable        190,297             23,407          39,627           736,428                --
Receivable from Adviser.........              --                 --           3,703                --                --
Receivable for investments sold.             130          1,202,973              --                --                --
Receivable for fund shares sold.         195,000             61,183              --                --         2,011,502
Organizational expenses, net of
  accumulated amortization......              --                 --           3,240             3,240             5,984
Other assets....................          20,259              3,218           2,015             3,173             9,530
                                     -----------         ----------       ---------        ----------        ----------
    Total assets................     222,302,344         27,322,469       7,387,468        48,967,436        70,646,847
                                     -----------         ----------       ---------        ----------        ----------

LIABILITIES:
Payable for investments purchased      1,240,495            453,556              --        3,457,616            211,050
Payable for investment advisory fees     392,751             29,450              --           41,778             41,617
Accrued expenses and other liabilities    99,094             17,861          12,716           21,841             26,018
                                     -----------         ----------       ---------        ----------        ----------
    Total liabilities...........       1,732,340            500,867          12,716         3,521,235           278,685
                                     -----------         ----------       ---------        ----------        ----------
NET ASSETS......................    $220,570,004        $26,821,602      $7,374,752       $45,446,201       $70,368,162
                                     ===========         ==========       =========        ==========        ==========
NET ASSETS CONSIST OF:
Paid in capital.................    $157,646,491        $23,571,219      $7,187,896       $43,787,122      $100,757,333
Undistributed net investment income       83,122             55,983           7,971           114,375                --
Accumulated net realized gain (loss)
  on securities and foreign
  currency transactions.........        (159,779)           (81,013)          3,708          (132,679)      (32,119,941)
Net unrealized appreciation
  (depreciation) on:
  Investments ..................      63,000,170          3,275,413         175,177         1,677,383         1,441,873
  Other assets and liabilities
    denominated in foreign currency           --                 --              --               --            288,897
                                     -----------         ----------       ---------        ----------        ----------
NET ASSETS......................    $220,570,004        $26,821,602      $7,374,752       $45,446,201       $70,368,162
                                     ===========         ==========       =========        ==========        ==========
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized)......      12,760,498          2,281,036         644,585         4,334,573         8,720,725
Net asset value per share (offering
  and redemption price).........    $      17.29        $     11.76      $    11.44       $     10.48        $     8.07
                                     ===========         ==========       =========        ==========        ==========

* Cost of Investments...........    $158,896,488        $22,755,724      $7,163,048       $46,547,212
                                     ===========         ==========       =========        ==========
** Investments in the Master Portfolio.


                     See notes to the financial statements.


22

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                        LKCM                                LKCM             LKCM                LKCM
                                      SMALL CAP             LKCM          BALANCED       FIXED INCOME        INTERNATIONAL
                                     EQUITY FUND         EQUITY FUND        FUND             FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *.....................     $ 1,600,668        $   273,749        $ 78,285           $    --       $   887,549
Interest........................       1,296,931            108,419         192,775         2,422,773           165,893
Expenses allocated from
  Master Portfolio..............              --                 --              --                --          (660,335)
                                     -----------         ----------       ---------        ----------        ----------
    Total income................       2,897,599            382,168         271,060         2,422,773           393,107
                                     -----------         ----------       ---------        ----------        ----------

EXPENSES:
Investment advisory fees .......       1,566,730            169,053          51,631           184,045           390,994
Administrative fees.............         123,883             20,050          20,050            22,485            61,479
Accounting and transfer agent
  fees and expenses.............          83,211             37,181          37,511            44,564            46,649
Professional fees...............          60,825              7,219           2,449            10,816            20,050
Custody fees and expenses.......          29,645              7,797           5,801             7,065                --
Federal and state registration..          25,310              7,021           3,709             5,934            14,938
Reports to shareholders.........          14,014              1,775             515             2,290             7,750
Trustees' fees..................          13,266              1,697             515             2,154             6,661
Amortization of deferred charges              --                 --           3,259             3,259             5,989
Other ..........................           6,516                845             272               979             3,279
                                     -----------         ----------       ---------        ----------        ----------
  Total expenses................       1,923,400            252,638         125,712           283,591           557,789
  Less, expense waiver and/or
    reimbursement...............              --            (59,503)        (62,166)          (44,333)         (282,556)
                                     -----------         ----------       ---------        ----------        ----------
  Net expenses..................       1,923,400            193,135          63,546           239,258           275,233
                                     -----------         ----------       ---------        ----------        ----------
NET INVESTMENT INCOME...........         974,199            189,033         207,514         2,183,515           117,874
                                     -----------         ----------       ---------        ----------        ----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments...................      10,886,358            (54,449)         18,346           237,371       (28,705,547)**
  Foreign currency transactions.              --                 --              --                --          (437,899)**
                                     -----------         ----------       ---------        ----------        ----------
  ..............................      10,886,358            (54,449)         18,346           237,371       (29,143,446)
                                     -----------         ----------       ---------        ----------        ----------
Net change in unrealized
appreciation/depreciation on:
  Investments...................       3,302,418         (2,807,508)       (277,097)        1,233,377          (374,679)**
  Foreign currency transactions.              --                 --              --                --           988,090 **
                                     -----------         ----------       ---------        ----------        ----------
  ..............................       3,302,418         (2,807,508)       (277,097)        1,233,377           613,411
                                     -----------         ----------       ---------        ----------        ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS.........      14,188,776         (2,861,957)       (258,751)        1,470,748       (28,530,035)
                                     -----------         ----------       ---------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.....     $15,162,975        $(2,672,924)     $  (51,237)       $3,654,263      $(28,412,161)
                                     ===========         ==========       =========        ==========        ==========
* Net of Foreign Taxes Withheld.     $        --        $       919      $      357        $       --      $    113,985
                                     ===========         ==========       =========        ==========        ==========

** Allocated from the Master Portfolio


                     See notes to the financial statements.


23

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                               LKCM
                                                       SMALL CAP EQUITY FUND                LKCM EQUITY FUND

                                                  Year Ended          Year Ended       Year Ended      Year Ended
                                                 Dec. 31, 2001      Dec. 31, 2000     Dec. 31, 2001   Dec. 31, 2000
                                                  -----------        -----------       -----------     -----------
OPERATIONS:
Net investment income............................ $  974,199          $  664,278        $  189,033     $  663,449
Net realized gain (loss) on investments ......... 10,886,358          22,945,937           (54,449)     1,980,928
Net change in unrealized appreciation/depreciation
  on investments.................................  3,302,418          (1,189,398)       (2,807,508)    (1,632,771)
                                                 -----------         -----------        ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations.................. 15,162,975          22,420,817        (2,672,924)     1,011,606
                                                 -----------         -----------        ----------     ----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income............................   (896,538)           (524,175)         (136,940)      (646,034)
Net realized gain on investments................. (11,057,650)       (32,617,907)          (53,721)    (3,049,331)
                                                 -----------         -----------        ----------     ----------
    Total dividends and distributions............ (11,954,188)       (33,142,082)         (190,661)    (3,695,365)
                                                 -----------         -----------        ----------     ----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold.................... 27,884,657          11,581,863         6,981,310      3,308,681
Shares issued on reinvestment of dividends
  and distributions.............................. 11,437,359          32,089,268           173,853      3,556,808
Cost of shares redeemed..........................(32,961,424)        (52,112,913)       (2,269,680)    (6,874,518)
                                                 -----------         -----------        ----------     ----------
    Net increase (decrease) in net assets
      from Fund share transactions...............  6,360,592          (8,441,782)        4,885,483         (9,029)
                                                 -----------         -----------        ----------     ----------
Total increase (decrease) in net assets..........  9,569,379         (19,163,047)        2,021,898     (2,692,788)

NET ASSETS:
Beginning of year............................... 211,000,625         230,163,672        24,799,704     27,492,492
                                                 -----------         -----------        ----------     ----------
End of year *...................................$220,570,004        $211,000,625       $26,821,602    $24,799,704
                                                 ===========         ===========        ==========     ==========

* Including undistributed
        net investment income of:...............$     83,122        $     35,947       $    55,983    $     4,191
                                                 ===========         ===========        ==========     ==========

CHANGES IN SHARES OUTSTANDING:
Shares sold......................................  1,571,262             621,762           582,838       218,842
Shares issued in reinvestment of dividends
  and distributions..............................    658,157           1,880,965            14,696       265,830
Shares redeemed.................................. (1,881,768)         (2,823,100)         (187,965)     (457,088)
                                                 -----------         -----------        ----------     ----------
  ...............................................    347,651            (320,373)          409,569       27,584
Beginning of year................................ 12,412,847          12,733,220         1,871,467     1,843,883
                                                 -----------         -----------        ----------     ----------
End of year ..................................... 12,760,498          12,412,847         2,281,036      1,871,467
                                                 ===========         ===========        ==========     ==========


                     See notes to the financial statements.


24


                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                 LKCM                            LKCM
                                                             BALANCED FUND                 FIXED INCOME FUND


                                                  Year Ended          Year Ended       Year Ended      Year Ended
                                                 Dec. 31, 2001      Dec. 31, 2000     Dec. 31, 2001   Dec. 31, 2000
                                                  -----------        -----------       -----------     -----------
OPERATIONS:
Net investment income............................ $  207,514          $  157,528       $ 2,183,515    $ 1,750,915
Net realized gain (loss) on investments .........     18,346              19,965           237,371       (284,040)
Net change in unrealized appreciation/depreciation
  on investments.................................   (277,097)           (369,395)        1,233,377      1,317,918
                                                 -----------         -----------        ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations..................    (51,237)           (191,902)        3,654,263      2,784,793
                                                 -----------         -----------        ----------     ----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income............................   (222,832)           (135,585)       (2,101,100)    (1,726,991)
Net realized gain on investments.................    (31,124)            (15,342)               --             --
                                                 -----------         -----------        ----------     ----------
    Total dividends and distributions............   (253,956)           (150,927)       (2,101,100)    (1,726,991)
                                                 -----------         -----------        ----------     ----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold....................  2,459,928           1,614,830        14,663,179      7,758,309
Shares issued on reinvestment of dividends
  and distributions.............................     249,890             150,410         1,575,427      1,266,863
Cost of shares redeemed.......................... (2,797,283)           (505,608)       (5,905,128)    (2,539,368)
                                                 -----------         -----------        ----------     ----------
    Net increase (decrease) in net assets
      from Fund share transactions...............    (87,465)          1,259,632        10,333,478      6,485,804
                                                 -----------         -----------        ----------     ----------
Total increase (decrease) in net assets..........   (392,658)            916,803        11,886,641     7,543,606

NET ASSETS:
Beginning of year................................  7,767,410           6,850,607        33,559,560     26,015,954
                                                 -----------         -----------        ----------     ----------
End of year *.................................... $7,374,752          $7,767,410       $45,446,201    $33,559,560
                                                 ===========         ===========        ==========     ==========

* Including undistributed
        net investment income of:................ $    7,971          $   24,401       $   114,375    $    29,906
                                                 ===========         ===========        ==========     ==========

CHANGES IN SHARES OUTSTANDING:
Shares sold......................................    211,100             132,846         1,398,644        793,403
Shares issued in reinvestment of dividends
  and distributions..............................     22,688              12,557           152,307        129,195
Shares redeemed..................................   (249,286)            (42,129)         (568,741)      (256,312)
                                                 -----------         -----------        ----------     ----------
  ...............................................    (15,498)            103,274           982,210        666,286
Beginning of year................................    660,083             556,809         3,352,363      2,686,077
                                                 -----------         -----------        ----------     ----------
End of year .....................................    644,585             660,083         4,334,573      3,352,363
                                                 ===========         ===========        ==========     ==========


                     See notes to the financial statements.



25

                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                    LKCM
                                                                                             INTERNATIONAL FUND

                                                                                        Year Ended       Year Ended
                                                                                       Dec. 31, 2001    Dec. 31, 2000
                                                                                       -------------    -------------
OPERATIONS:
Net investment income................................................................   $   117,874      $   375,797
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions......................................................   (29,143,446)      11,479,083
Net change in unrealized appreciation/depreciation...................................       613,411      (23,295,842)
                                                                                        -----------      -----------
    Net decrease in net assets resulting from operations.............................   (28,412,161)     (11,440,962)
                                                                                        -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................................................................            --          (62,272)
Net realized gain on investments.....................................................      (284,831)     (16,528,553)
                                                                                        -----------      -----------
    Total dividends and distributions................................................      (284,831)     (16,590,825)
                                                                                        -----------      -----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold........................................................    31,189,524       45,832,184
Shares issued on reinvestment of dividends and distributions.........................       282,010       16,257,406
Cost of shares redeemed..............................................................   (31,932,590)     (18,423,410)
                                                                                        -----------      -----------
    Net increase (decrease) in net assets from Fund share transactions...............      (461,056)      43,666,180
                                                                                        -----------      -----------
Total increase (decrease) in net assets..............................................   (29,158,048)      15,634,393

NET ASSETS:
Beginning of year....................................................................    99,526,210       83,891,817
                                                                                        -----------      -----------
End of year *........................................................................   $70,368,162      $99,526,210
                                                                                        ===========      ===========

* Including undistributed net investment income of:..................................   $        --      $   284,094
                                                                                        ===========      ===========
CHANGES IN SHARES OUTSTANDING:
Shares sold..........................................................................     3,608,846        3,042,293
Shares issued on reinvestment of dividends and distributions.........................        35,076        1,443,819
Shares redeemed......................................................................    (3,623,139)      (1,220,599)
                                                                                        -----------      -----------
  ...................................................................................        20,783        3,265,513
Beginning of year....................................................................     8,699,942        5,434,429
                                                                                        -----------      -----------
End of year..........................................................................     8,720,725        8,699,942
                                                                                        ===========      ===========


                     See notes to the financial statements.


26

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING



                                                                   LKCM SMALL CAP EQUITY FUND

                                                      Year          Year         Year          Year          Year
                                                      Ended         Ended        Ended         Ended         Ended
                                                  December 31,  December 31,  December 31,  December 31,  December 31,
                                                      2001          2000         1999          1998          1997
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE--BEGINNING OF YEAR..........          $  17.00      $  18.08      $  15.72      $  16.89      $  16.20
                                                  ------------  ------------  ------------  ------------  ------------
Net investment income.......................              0.08          0.05          0.03          0.05          0.02
Net realized and unrealized
  gain (loss) on investments................              1.20          2.02          2.61         (1.10)         3.38
                                                  ------------  ------------  ------------  ------------  ------------
    Total from investment operations........              1.28          2.07          2.64         (1.05)         3.40
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income........             (0.07)        (0.05)        (0.03)        (0.07)        (0.07)
Distributions from net realized gains.......             (0.92)        (3.10)        (0.25)        (0.05)        (2.64)
                                                  ------------  ------------  ------------  ------------  ------------
    Total distributions.....................            (0.99)         (3.15)        (0.28)        (0.12)        (2.71)
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE-- END OF YEAR...............          $  17.29      $  17.00      $  18.08      $  15.72      $  16.89
                                                  ============  ============  ============  ============  ============
TOTAL RETURN................................             7.50%        11.37%        16.83%        (6.26)%       23.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands).........          $220,570      $211,001      $230,164      $284,018      $274,787
Ratio of expenses to average net assets.....             0.92%         0.93%         0.90%         0.91%         0.95%
Ratio of net investment income to
  average net assets........................             0.46%         0.32%         0.16%         0.35%         0.22%
Portfolio turnover rate.....................               62%           79%           48%           35%           34%


                     See notes to the financial statements.


27

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                         LKCM EQUITY FUND

                                                      Year          Year         Year          Year          Year
                                                      Ended         Ended        Ended         Ended         Ended
                                                  December 31,  December 31,  December 31,  December 31,  December 31,
                                                      2001          2000         1999          1998          1997
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE--BEGINNING OF YEAR.............        $ 13.25       $ 14.91       $ 14.39       $ 13.18       $ 11.70
                                                  ------------  ------------  ------------  ------------  ------------
Net investment income..........................           0.08          0.40          0.10(1)       0.10          0.10
Net realized and unrealized
  gain (loss) on investments...................          (1.49)         0.24          2.97          1.63          2.52
                                                  ------------  ------------  ------------  ------------  ------------
    Total from investment operations...........          (1.41)         0.64          3.07          1.73          2.62
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income...........          (0.06)        (0.40)        (0.15)        (0.10)        (0.25)
Distributions from net realized gains..........          (0.02)        (1.90)        (2.40)        (0.42)        (0.89)
                                                  ------------  ------------  ------------  ------------  ------------
    Total distributions........................          (0.08)        (2.30)        (2.55)        (0.52)        (1.14)
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE-- END OF YEAR..................        $ 11.76       $ 13.25       $ 14.91       $ 14.39       $ 13.18
                                                  ============  ============  ============  ============  ============
TOTAL RETURN...................................        (10.61)%        4.14%        23.07%        13.11%        23.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)............        $26,822       $24,800       $27,492       $41,069       $52,392
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...          1.05%         1.06%         0.93%         1.02%         1.16%
  After expense waiver and/or reimbursement....          0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement...          0.53%         2.33%         0.56%         0.49%         0.57%
  After expense waiver and/or reimbursement....          0.78%         2.59%         0.69%         0.71%         0.93%
Portfolio turnover rate........................            35%           57%           59%           45%           48%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.



                     See notes to the financial statements.



28


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                            LKCM BALANCED FUND

                                                               Year          Year         Year          Year
                                                              Ended         Ended        Ended         Ended
                                                           December 31,  December 31,  December 31,  December 31,
                                                               2001          2000         1999          1998
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE--BEGINNING OF YEAR..................            $ 11.77       $ 12.30       $ 11.05       $ 10.00
                                                           ------------  ------------  ------------  ------------
Net investment income...............................               0.30          0.26          0.22          0.22
Net realized and unrealized gain (loss) on investments            (0.26)        (0.55)         1.26          1.05
                                                           ------------  ------------  ------------  ------------
   Total from investment operations.................               0.04         (0.29)         1.48          1.27
                                                           ------------  ------------  ------------  ------------
Dividends from net investment income................              (0.32)        (0.22)        (0.22)        (0.22)
Distributions from net realized gains...............              (0.05)        (0.02)        (0.01)           --
                                                           ------------  ------------  ------------  ------------
    Total distributions.............................              (0.37)        (0.24)        (0.23)        (0.22)
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE-- END OF YEAR.......................            $ 11.44       $ 11.77       $ 12.30       $ 11.05
                                                           ============  ============  ============  ============
TOTAL RETURN........................................              0.47%        (2.34)%       13.53%        12.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands).................            $ 7,375       $ 7,767       $ 6,851       $ 3,639
Ratio of expenses to average net assets:
  Before expense reimbursement......................              1.58%         1.72%         1.95%         4.59%
  After expense reimbursement.......................              0.80%         0.80%         0.80%         0.80%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement........              1.83%         1.24%         0.81%        (1.38)%
  After expense waiver and/or reimbursement.........              2.61%         2.16%         1.96%         2.41%
Portfolio turnover rate.............................                37%           48%           47%           39%




                     See notes to the financial statements.


29

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                           LKCM FIXED INCOME FUND
                                                               Year          Year         Year          Year
                                                              Ended         Ended        Ended         Ended
                                                           December 31,  December 31,  December 31,  December 31,
                                                               2001          2000         1999          1998
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE-- BEGINNING OF YEAR.................            $10.01        $  9.69       $ 10.25       $ 10.00
                                                           ------------  ------------  ------------  ------------
Net investment income...............................              0.60           0.56          0.52          0.54(1)
Net realized and unrealized gain (loss) on investments            0.45           0.31         (0.55)         0.17
                                                           ------------  ------------  ------------  ------------
    Total from investment operations................              1.05           0.87         (0.03)         0.71
                                                           ------------  ------------  ------------  ------------
Dividends from net investment income................             (0.58)         (0.55)        (0.52)        (0.46)
Distributions from net realized gains...............                --             --         (0.01)           --
                                                           ------------  ------------  ------------  ------------
    Total distributions.............................             (0.58)         (0.55)        (0.53)        (0.46)
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE-- END OF YEAR.......................           $ 10.48        $ 10.01       $  9.69       $ 10.25
                                                           ============  ============  ============  ============
TOTAL RETURN........................................            10.76%          9.26%        (0.34)%        7.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands).................            $45,446       $33,560       $26,016       $14,557
Ratio of expenses to average net assets:
  Before expense reimbursement......................              0.77%         0.84%         0.89%         1.28%
  After expense reimbursement.......................              0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement........              5.81%         5.63%         5.34%         4.66%
  After expense waiver and/or reimbursement.........              5.93%         5.82%         5.58%         5.29%
Portfolio turnover rate.............................                36%           28%           68%           82%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.



                     See notes to the financial statements.



30


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                          LKCM INTERNATIONAL FUND

                                                               Year          Year         Year          Year
                                                              Ended         Ended        Ended         Ended
                                                           December 31,  December 31,  December 31,  December 31,
                                                               2001          2000         1999          1998
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE-- BEGINNING OF YEAR.................            $ 11.44       $ 15.44       $ 11.01       $ 10.00
                                                           ------------  ------------  ------------  ------------
Net investment income...............................               0.01(1)       0.06(1)       0.00          0.04(2)
Net realized and unrealized gain (loss) on investments            (3.35)        (1.74)         4.70          0.97
                                                           ------------  ------------  ------------  ------------
    Total from investment operations................              (3.34)        (1.68)         4.70          1.01
                                                           ------------  ------------  ------------  ------------
Dividends from net investment income................                 --         (0.01)           --            --
Distributions from net realized gains...............              (0.03)        (2.31)        (0.27)           --
                                                           ------------  ------------  ------------  ------------
    Total distributions.............................              (0.03)        (2.32)        (0.27)           --
                                                           ------------  ------------  ------------  ------------
NET ASSET VALUE-- END OF YEAR.......................            $  8.07       $ 11.44       $ 15.44       $ 11.01
                                                           ============  ============  ============  ============
TOTAL RETURN........................................            (29.16)%      (10.68)%       42.71%        10.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands).................            $70,368       $99,526       $83,892       $56,985
Ratio of expenses to average net assets:
  Before expense reimbursement......................              1.56%         1.51%         1.52%         1.40%
  After expense reimbursement.......................              1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement........             (0.21)%        0.08%        (0.28)%        0.34%
  After expense waiver and/ or reimbursement........              0.15%         0.39%         0.04%         0.54%
Portfolio turnover rate.............................                N/A          186%(3)       205%          196%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund.
     Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.



                     See notes to the financial statements.

                                   LKCM FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $1.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At December 31, 2001, the LKCM International Fund has a 55.36% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

     2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with broker-dealers or banks that meet the credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     4. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     5. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     6. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 2001, the Adviser waived and/or reimbursed the following expenses:

                            LKCM       LKCM        LKCM        LKCM        LKCM
                          SMALL CAP   EQUITY     BALANCED     FIXED    INTERNATIONAL
                         EQUITY FUND   FUND        FUND     INCOME FUND    FUND

Annual Advisory Rate        0.75%      0.70%       0.65%       0.50%      (1)(2)
Annual Cap on Expenses      1.00%      0.80%       0.80%       0.65%       1.20%
Expenses Waived and/or
Reimbursed                    --      $59,503     $62,166     $44,333    $282,556

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

Firstar Mutual Fund Services, LLC (name change to U.S. Bancorp Fund Services, LLC effective January 1, 2002) serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. Firstar Bank, N.A. (name change to U.S. Bank, N.A. effective January 1, 2002) serves as custodian for all LKCM Funds except LKCM International Fund. Investors Bank & Trust Company serves as custodian, accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to distribution contracts with PFPC Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

C. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 were as follows:

                                        PURCHASES                  SALES
                                  U.S.                      U.S.
                               GOVERNMENT     OTHER      GOVERNMENT       OTHER
                              -----------    --------    ----------    -----------
LKCM Small Cap Equity Fund     $       --  $113,702,120  $      --    $105,793,391
LKCM Equity Fund                       --    10,636,259         --       7,205,484
LKCM Balanced Fund                     --     2,794,846    961,487       1,996,488
LKCM Fixed Income Fund          3,072,344    20,135,978  8,284,180       4,624,446

At December 31, 2001, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:

                                                                           NET
                                  COST    APPRECIATION  (DEPRECIATION) APPRECIATION
                              -----------  -----------   ------------  -----------
LKCM Small Cap Equity Fund   $159,134,259  $64,962,439   ($2,200,040)  $62,762,399
LKCM Equity Fund               22,758,621    4,130,698      (858,182)    3,272,516
LKCM Balanced Fund              7,156,305      783,783      (601,863)      181,920
LKCM Fixed Income Fund         46,489,894    1,799,228       (64,527)    1,734,701

At December 31, 2001, undistributed ordinary income and long-term capital gains are as follows:

                               UNDISTRIBUTED
                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                -----------  -----------
LKCM Small Cap Equity Fund         $67,949      $93,167
LKCM Equity Fund                    55,983           --
LKCM Balanced Fund                   1,229        3,706
LKCM Fixed Income Fund              46,365           --
LKCM International Fund                 --           --

At December 31, 2001, the LKCM Fixed Income Fund, the LKCM Equity Fund and the LKCM International Fund had accumulated capital loss carryforwards of $121,987 expiring in the year 2008, $64,154 expiring in the year 2009 and $28,956,907 expiring in the year 2009, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2001, capital loss carryforwards of $237,371 were utilized by the LKCM Fixed Income Fund. At December 31, 2001, the LKCM Equity Fund and the LKCM International Fund had net realized capital losses from transactions between November 1, 2001 and December 31, 2001 of $13,962 and $2,393,631, respectively, which are deferred for tax purposes and will be recognized in 2002.

The tax components of dividends paid during the year was as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                -----------  -----------
LKCM Small Cap Equity Fund        $896,538   $11,057,650
LKCM Equity Fund                   137,241        53,420
LKCM Balanced Fund                 222,832        31,124
LKCM Fixed Income Fund           2,101,100            --
LKCM International Fund            284,831            --

D. OTHER: At December 31, 2001, the LKCM International Fund had five shareholders who, in aggregate, owned greater than 50% of the outstanding shares.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 6, 2002

INFORMATION ON ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

                                                                         NUMBER OF
                                  TERM OF                                PORTFOLIOS
                                  OFFICE &      PRINCIPAL                 IN FUND
                     POSITION(S)  LENGTH        OCCUPATION                COMPLEX            OTHER
NAME AND ADDRESS      HELD WITH   OF TIME       DURING PAST               OVERSEEN        DIRECTORSHIPS
AND AGE               THE FUND    SERVED1       FIVE YEARS               BY TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey         Trustee    Since         Dean, M.J. Neeley              5        AZZ Incorporated
117 Big Bear Road                 1994          School of Business,
Ruidoso, NM 88345                               Texas Christian
Age: 59                                         University Business
                                                School from 1987
                                                        to 2001

---------------------------------------------------------------------------------------------------------------------------
Earl A. Shields, Jr.   Trustee    Since         Consultant; formerly           5        Priest Pension Fund of the
53 Westover Terrace               1994          Consultant for                          Catholic Diocese of Fort
Fort Worth, TX 76107                            NASDAQ Corp. and                        Worth, Lay Workers Pension
Age: 81                                         Vice President,                         Fund of the Catholic Diocese
                                                Merrill Lynch & Co.,                    of Fort Worth, St. Joseph
                                                Inc.                                    Health Care Trust, Catholic
                                                                                        Schools Trust and Catholic
                                                                                        Foundation of North Texas
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
---------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2  Chairman of   Since       President, Luther              5        DK Leasing Corp, Employee
30 1 Commerce Street  the Board of  1994        King Capital                            Retirement Systems of
Fort Worth, TX 76102  Trustees,                 Management                              Texas, 4K Land & Cattle
Age: 61               President                 Corporation                             Company, Hunt Forest
                      and Chief                 since 1979                              Products, Ruston Industrial
                      Executive                                                         Corp, Investment Counsel
                      Officer                                                           Association of America
                                                                                        (ICAA), JLK Venture Corp,
                                                                                        Southwest JLK, XTO
                                                                                        Energy Inc.

---------------------------------------------------------------------------------------------------------------------------

1 As provided in the Declaration of Trust, each Trustee holds office during the lifetime of the Trust until their termination or until the election and qualification of his successor.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because of his affiliation with the Adviser.

See TT EAFE Portfolio Financial Statements for trustees and officers of the TT
International U.S.A. Master Trust.

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


                                        VALUE (NOTE 1)
COMMON STOCKS - 88.53%            SHARES         US$
-------------------------------------------------------------
AUSTRALIA - 0.40%
-------------------------------------------------------------
MINING - 0.40%
  BHP Billiton, Limited           91,580  $  491,904
                                         -----------
TOTAL AUSTRALIA                              491,904
                                         -----------

-------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.06%
  Groupe Bruxelles Lambert SA     24,892   1,308,333
                                         -----------
TOTAL BELGIUM                              1,308,333
                                         -----------

-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.40%
  Vestas Wind Systems A/S         18,095     493,952
                                         -----------

PHARMACEUTICALS - 3.10%
  Novo Nordisk A/S - Class B      94,116   3,848,093
                                         -----------
TOTAL DENMARK                              4,342,045
                                         -----------

-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.91%
  Nokia Oyj                       91,915   2,369,321
                                         -----------
TOTAL FINLAND                              2,369,321
                                         -----------

-------------------------------------------------------------
BUILDING MATERIALS - 2.73%
  Lafarge SA                      36,309   3,390,222
                                         -----------

CONSTRUCTION& ENGINEERING - 2.29%
  Bouygues SA                     50,329   1,648,562
  Technip SA                       8,881   1,185,746
                                         -----------
                                           2,834,308
                                         -----------

MEDIA - 2.01%
  Television Francaise            48,830   1,233,929
  Vivendi Universal SA            22,885   1,252,750
                                         -----------
                                           2,486,679
                                         -----------

PHARMACEUTICALS - 5.84%
  Aventis SA                      59,635   4,233,214
  Sanofi-Synthelabo SA            40,287   3,005,019
                                         -----------
                                           7,238,233
                                         -----------

WATER COMPANIES - 2.76%
  Suez SA                        112,922   3,417,404
                                         -----------
TOTAL FRANCE                              19,366,846
                                         -----------


                                        VALUE (NOTE 1)
COMMON STOCKS                     SHARES         US$
-------------------------------------------------------------
GERMANY - 8.06%
-------------------------------------------------------------
AIRLINES - 1.05%
  Deutsche Lufthansa -
     Registered                   98,500 $ 1,300,220
                                         -----------

AUTOMOBILES - 0.70%
  Bayerische Motoren
     Werke AG                     24,751     862,508
                                         -----------

CHEMICALS - 1.77%
  Bayer AG                        68,783   2,191,812
                                         -----------

INSURANCE - 1.67%
  Allianz AG - Registered          8,730   2,066,971
                                         -----------

PHARMACEUTICALS - 1.91%
  Merck KGaA                      64,236   2,372,248
                                         -----------

SOFTWARE - 0.96%
  SAP AG                           9,133   1,189,313
                                         -----------
TOTAL GERMANY                              9,983,072
                                         -----------

-------------------------------------------------------------
REAL ESTATE - 1.45%
  Cheung Kong Holdings,
     Limited                     173,000   1,797,055
                                         -----------
TOTAL HONG KONG                            1,797,055
                                         -----------

-------------------------------------------------------------
PHARMACEUTICALS - 0.56%
  Elan Corp. PLC ADR#             15,314     690,049
                                         -----------
TOTAL IRELAND                                690,049
                                         -----------

-------------------------------------------------------------
INSURANCE - 1.78%
  Assicurazione Generali          79,500   2,207,802
                                         -----------

OIL& GAS - 3.01%
  ENI Spa                        297,793   3,732,121
                                         -----------
TOTAL ITALY                                5,939,923
                                         -----------

-------------------------------------------------------------
AIR FREIGHT& COURIERS - 0.44%
  Yamato Transport Co., Limited   29,000     546,960
                                         -----------

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001

                                        VALUE (NOTE 1)
COMMON STOCKS                     SHARES         US$
-------------------------------------------------------------
CHEMICALS - 0.46% Shin-Etsu Chemical Co.,
     Limited                      16,000  $  575,443
                                         -----------

COMPUTER SOFTWARE
  & PROCESSING - 0.40%
  Nomura Research Institute,
     Limited#                      4,200     493,250
                                         -----------

COMPUTERS & INFORMATION - 0.26%
  TDK Corp.                        6,800     320,892
                                         -----------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS - 0.89%
  Keyence Corporation                800     133,109
  Kyocera Corp.                   14,900     972,778
                                         -----------
                                           1,105,887
                                         -----------

ELECTRONICS - 2.10%
  NEC Corp.                       97,000     990,292
  Sony Corp.                      35,400   1,619,168
                                         -----------
                                           2,609,460
                                         -----------

ENTERTAINMENT & LEISURE - 1.56%
  Nintendo Corp., Limited          7,300   1,279,283
  Sega Corp.#                     32,600     650,954
                                         -----------
                                           1,930,237
                                         -----------

HEALTH CARE EQUIPMENT
  & SUPPLIES - 0.01%
  Hoya Corp.                         300      17,937
                                         -----------

OFFICE ELECTRONICS - 1.26%
  Canon Inc.                      34,000   1,170,892
  Ricoh Co., Limited              21,000     391,264
                                         -----------
                                           1,562,156
                                         -----------

PHARMACEUTICALS - 1.55%
  Shionogi & Co., Limited         57,000     974,957
  Takeda Chemical Industries,
     Limited                      21,000     950,901
                                         -----------
                                           1,925,858
                                         -----------

PHOTO EQUIPMENT& SUPPLIES - 0.55%
  Fuji Photo Film Co.             19,000     678,986
                                         -----------


                                        VALUE (NOTE 1)
COMMON STOCKS                     SHARES         US$
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT
  & PRODUCTS - 0.88%
  Murata Mfg. Company, Limited     2,400  $  144,044
  Rohm Company, Limited            7,300     948,175
                                           1,092,219
                                         -----------
TOTAL JAPAN                               12,859,285
                                         -----------

-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.54%
  Royal KPN NV#                  376,537   1,913,749
                                         -----------

HOUSEHOLD DURABLES - 1.78%
  Royal Philips Electronics NV    74,469   2,212,586
                                         -----------

SEMICONDUCTOR
  EQUIPMENT & PRODUCTS - 0.38%
  ASM Lithography
     Holding NV#                  27,172     472,105
                                         -----------
TOTAL NETHERLANDS                          4,598,440
                                         -----------

-------------------------------------------------------------
BANKS - 1.15%
  Kookmin Bank                    37,969   1,429,225
                                         -----------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS - 1.72%
  Samsung Electronics -
     GDR 144A                     10,100   2,129,932
                                         -----------
TOTAL SOUTH KOREA                          3,559,157
                                         -----------

-------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATIONS - 0.93%
  Telefonica SA#                  86,458   1,156,652
                                         -----------
TOTAL SPAIN                                1,156,652
                                         -----------

-------------------------------------------------------------

BANKS - 4.04%
  UBS AG - Registered#            99,169   5,007,152
                                         -----------

BEVERAGES, FOOD & TOBACCO - 3.26%
  Nestle SA - Registered          18,944   4,040,596
                                         -----------

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2001

                                        VALUE (NOTE 1)
COMMON STOCKS                     SHARES         US$
-------------------------------------------------------------
RETAILERS - 0.93%
  Compagnie Financiere Richemont
     AG - Units A                 61,820 $ 1,149,092
                                         -----------
TOTAL SWITZERLAND                         10,196,840
                                         -----------

-------------------------------------------------------------
SEMICONDUCTOR
  EQUIPMENT & PRODUCTS - 0.35%
  Taiwan Semiconductor
     Manufacturing Co. ADR#       25,000     433,000
                                         -----------
TOTAL TAIWAN                                 433,000
                                         -----------

-------------------------------------------------------------
BANKS - 4.99%
  HBOS PLC                       237,932   2,755,586
  Lloyds TSB Group PLC           315,818   3,427,857
                                         -----------
                                           6,183,443
                                         -----------

CONSTRUCTION& ENGINEERING - 1.42%
  BAA PLC                        219,504   1,758,117
                                         -----------

DIVERSIFIED FINANCIALS - 1.39%
  Amvescap PLC                   119,490   1,722,867
                                         -----------

DIVERSIFIED TELECOMMUNICATIONS - 3.41%
  Vodafone Group PLC           1,618,159   4,231,971
                                         -----------

ELECTRIC UTILITIES - 0.46%
  Scottish Power PLC             103,796     573,867
                                         -----------

FOOD& DRUG RETAILING - 2.27%
  J Sainsbury PLC                527,971   2,811,498
                                         -----------

MEDIA - 1.86%
  British Sky Broadcasting
     Group PLC#                  161,105   1,772,058
  Reed International PLC          64,486     534,795
                                         -----------
                                           2,306,853
                                         -----------

MINING - 1.18%
  Anglo American PLC              96,197   1,457,000
                                         -----------

OIL& GAS - 4.34%
  BP PLC                         245,034   1,903,767
  Shell Transport & Trading      505,487   3,471,381
                                         -----------
                                           5,375,148
                                         -----------


                                        VALUE (NOTE 1)
COMMON STOCKS                     SHARES         US$
-------------------------------------------------------------
RETAILERS - 2.56%
  Marks & Spencer PLC            605,044 $ 3,177,933
                                         -----------

WIRELESS TELECOMMUNICATION
  SERVICES - 0.85%
  MM02 PLC#                      833,453   1,048,901
                                         -----------
TOTAL UNITED KINGDOM                      30,647,598
                                         -----------

TOTAL COMMON STOCKS
  (cost $108,232,626)                    109,739,520
                                         -----------


  CONVERTIBLE                      PAR  VALUE (NOTE 1)
  DEBT - 0.25%                  AMOUNT            US$
-------------------------------------------------------------
JAPAN - 0.25%
-------------------------------------------------------------
ELECTRONICS - 0.25%
NEC CORP., 0.000%,
  due 03/31/2010         40,000,000JPY       316,799
                                         -----------
TOTAL JAPAN                                  316,799
                                         -----------

TOTAL CONVERTIBLE DEBT
  (cost $332,687)                            316,799
                                         -----------

TOTAL INVESTMENTS - 88.78%
  (Cost $108,565,313)                    110,056,319
                                         -----------

  Other Assets in excess of
  Liabilities 11.22%                      13,903,102
                                         -----------

Total Net Assets 100.00%                $123,959,421
                                         ===========


#    Non-income producing security.

ADR  American Depository Receipt

GDR  Global Depository Receipt

144A Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

JPY  Japanese Yen


                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                                                 US$
                                                                        -------------
ASSETS:
Investments, at value*..................................................$110,056,319
Cash at interest........................................................   6,110,657
Foreign currency**......................................................   3,182,194
Receivable for open forward foreign currency exchange contracts.........     802,780
Receivable for investments sold.........................................   3,726,653
Dividends and interest receivable.......................................     141,007
Recoverable foreign taxes...............................................     127,060
                                                                        -------------
  Total assets.......................................................... 124,146,670
                                                                        =============

LIABILITIES:
Payable for investment advisory fees....................................      50,255
Accrued expenses and other liabilities..................................     136,994
                                                                        -------------
  Total liabilities.....................................................     187,249
                                                                        -------------
NET ASSETS..............................................................$123,959,421
                                                                        =============
* Cost of Investments...................................................$108,565,313
                                                                        =============
** Cost of Foreign Currency.............................................$  3,182,226
                                                                        =============


                     See notes to the financial statements.


42


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2001


                                                                                US$
                                                                        -------------
INVESTMENT INCOME:
Interest income.........................................................$    325,316
Dividend income*........................................................   1,672,616
                                                                        -------------
  Total income..........................................................   1,997,616
                                                                        -------------
EXPENSES:
Investment advisory fee.................................................     736,900
Accounting and custody fees.............................................     337,811
Administration fees.....................................................      90,311
Audit fees..............................................................      22,999
Trustees' fees and expenses.............................................      20,385
Other expenses..........................................................      45,204
                                                                        -------------
  Total expenses........................................................   1,253,610
                                                                        -------------
NET INVESTMENT INCOME...................................................     744,006
                                                                        -------------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized loss on:
  Investment security transactions...................................... (52,097,349)
  Options...............................................................     379,730
  Foreign currency transactions and forward
        foreign currency exchange contracts.............................  (1,292,203)
                                                                        -------------
                                                                         (53,009,822)
                                                                        -------------
Net change in unrealized appreciation/(depreciation) on:
  Investment securities.................................................  (1,270,858)
  Foreign currency transactions and forward
        foreign currency exchange contracts.............................   1,465,520
                                                                        -------------
                                                                             194,662
                                                                        -------------
NET LOSS ON INVESTMENTS................................................. (52,815,160)
                                                                        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................$(52,071,154)
                                                                        =============
* Net of foreign taxes withheld.........................................$    215,753
                                                                        =============


                     See notes to the financial statements.



43


                              STATEMENT OF CHANGES

                                                                       TT EAFE
                                                                      PORTFOLIO

                                                                                Period from
                                                                                  2-Oct-00
                                                                               (commencement
                                                               Year Ended      of operations)
                                                              December 31,        through
                                                                  2001           31-Dec-00
                                                                  US$               US$
                                                              (Unaudited)      Dec. 31, 2001*
                                                              -----------      --------------
OPERATIONS:
Net investment income........................................ $  744,006         $   99,951
Net realized loss............................................(53,009,822)        (3,721,629)
Net change in unrealized appreciation........................    194,662            302,547
                                                             -----------        -----------
  Net decrease in net assets resulting from operations.......(52,071,154)        (3,319,131)
                                                             -----------        -----------
CAPITAL TRANSACTIONS
  Contributions.............................................. 75,702,552        164,769,982
  Withdrawals................................................(61,122,828)                --
                                                             -----------        -----------
  Net increase in net assets from capital transactions....... 14,579,724        164,769,982
                                                             -----------        -----------
Total increase (decrease) in net assets......................(37,491,430)       161,450,851
                                                             -----------        -----------
Net Assets:
Beginning of year............................................161,450,851                 --
                                                             -----------        -----------
End of year..................................................$123,959,421      $161,450,851
                                                             ===========        ===========


                     See notes to the financial statements.

                                TT EAFEPORTFOLIO

                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. The Portfolio commenced operations on October 2, 2000 with the transfer of $93,281,575 in securities at value, with cost of $91,184,786, from the LKCM International Fund, of the LKCM Funds. The LKCM International Fund held 55.4% of the Portfolio as of December 31, 2001.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    1. SECURITY VALUATION

    The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

    2. SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

    3. FEDERAL INCOME TAXES

    The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

    It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

    Differences in the book and tax components of the Portfolio consist of foreign currency gains and losses, options and passive foreign investment company transactions as well as wash sale transactions, capital loss carryforwards, and post-October loss deferrals. The effect of these temporary differences on each of the Portfolio's feeder funds will depend on the proportions on the Portfolio held by each feeder fund at the time of the reversal.

    4. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

    5. FOREIGN CURRENCY TRANSLATION

    For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    For the year ended December 31, 2001, the Portfolio had the following open forward foreign currency exchange contracts outstanding:

                                                                       GROSS
                                                                  UNREALIZED
CURRENCY AND              FOREIGN CURRENCY  U.S. DOLLAR VALUE AT        GAIN
EXCHANGE DATE         UNITS PURCHASED/SOLD     DECEMBER 31, 2001         US$
----------------------------------------------------------------------------

PURCHASE CONTRACTS
Japanese Yen, 01/25/02         580,000,000            4,434,590       17,562
----------------------------------------------------------------------------
NET UNREALIZED GAIN ON PURCHASE CONTRACTS                             17,562
----------------------------------------------------------------------------

                                                                       GROSS
                                                                  UNREALIZED
CURRENCY AND              FOREIGN CURRENCY  U.S. DOLLAR VALUE AT        GAIN
EXCHANGE DATE         UNITS PURCHASED/SOLD     DECEMBER 31, 2001         US$
----------------------------------------------------------------------------
SALES CONTRACTS

Japanese Yen, 01/11/02       1,570,000,000           11,995,245      561,470
Japanese Yen, 01/25/02         770,000,000            5,887,300      223,748
----------------------------------------------------------------------------
NET UNREALIZED GAIN ON SALE CONTRACTS                                785,218
----------------------------------------------------------------------------
TOTAL UNREALIZED GAIN                                                802,780
----------------------------------------------------------------------------

    6. FUTURES CONTRACTS

    The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of and for the year ended December 31, 2001, there were no open long futures contracts outstanding.

    7. OPTIONS CONTRACTS

     A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

    Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

    The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

    As of December 31, 2001, there were no open options contracts outstanding. Transactions in purchased put options during the year ended December 31, 2001 were as follows:

                                                NUMBER OF
                                                 CONTRACTS     PREMIUMS
------------------------------------------------------------------------

Outstanding, beginning of period                 9,200,000     $153,410
Options written                                         --           --
Options exercised                                       --           --
Options expired                                         --           --
Options closed                                   9,200,000     (153,410)
Options sold                                            --           --
------------------------------------------------------------------------
Outstanding, end of period                              --           $0
========================================================================


B. INVESTMENT ADVISORY AGREEMENT

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. The Portfolio Trust pays monthly to TTI for its advisory services a management fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

C. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2001, were as follows:

     COST OF PURCHASE                                        PROCEEDS FROM SALES
     US$                                                                     US$
--------------------------------------------------------------------------------
     349,917,897                                                     334,552,424

At December 31, 2001, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

                             UNREALIZED           UNREALIZED      NET UNREALIZED
     TAX COST              APPRECIATION         DEPRECIATION        DEPRECIATION
     US$                            US$                  US$                 US$
--------------------------------------------------------------------------------
     110,162,776              3,706,017          (3,812,474)           (106,457)

D. FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                                        FOR THE
                                                 YEAR ENDED        PERIOD ENDED
                                          DECEMBER 31, 2001   DECEMBER 31, 2000*

--------------------------------------------------------------------------------
Ratio of expenses                                     0.85%               0.92%+
Ratio of net investment income                        0.51%               0.39%+
Portfolio Turnover                                     255%                 37%
Total Return                                        (28.80)%             (4.54)%

* For the period October 2, 2000 (commencement of operations) through December 31, 2000.
+    Annualized

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of TT International U.S.A. Master Trust (the Trust) and the Shareholders of TT EAFE Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

February 6, 2002

The management and affairs of the Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

Information about the Trustees and officers of the Feeder Trust and the Portfolio Trust is set forth below.

TRUSTEES OF THE TRUST AND THE PORTFOLIO TRUST
---------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF
                                 TERM OF                                PORTFOLIOS
                                 OFFICE &       PRINCIPAL                 IN FUND
                     POSITION(S) LENGTH         OCCUPATION                COMPLEX            OTHER
NAME AND ADDRESS      HELD WITH  OF TIME        DURING PAST               OVERSEEN        DIRECTORSHIPS
AND AGE               THE FUND   SERVED1        FIVE YEARS               BY TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES1:
---------------------------------------------------------------------------------------------------------------------------
John A. Benning  Trustee of the  1+ years       Retired. Senior Vice    TT Inter        Director, ICI Mutual
Age: 67          Feeder Trust    (since         President and           national        Insurance Company (since
                 and the         August         General Counsel,        U.S.A.          June 2000); Director,
                 Portfolio       2000)          Liberty Financial       Master &        SageLife Assurance of
                 Trust                          Companies, Inc.         Feeder Trusts:  America (variable annuity
                                                (financial services)    4 Portfolios    insurance company) (since
                                                (1997-2001).                            June 2000); General
                                                                                        Partners (real estate)
                                                                                        (since 1972).

---------------------------------------------------------------------------------------------------------------------------
Peter O. Brown   Trustee of the  1+ years       Counsel, Harter,        TT Inter        Trustee, CGM Trust
Age: 61          Feeder Trust    (since         Secrest & Emery         national        and CGM Capital
                 and the         August         LLP (since 2001);       U.S.A.          Development Fund
                 Portfolio       2000)          Partner, Harter,        Master &        (since June 1993).
                 Trust                          Secrest & Emery         Feeder Trusts:
                                                LLP (from               4 Portfolios
                                                1997-2000).

---------------------------------------------------------------------------------------------------------------------------
Robert W. Uek    Trustee of the  1+ years       Self-Employed           TT Inter        Trustee, Hillview
Age: 60          Feeder Trust    (since         Consultant; Partner,    national        Investment Trust (mutual
                 and the         August         Pricewaterhouse-        U.S.A.          fund) (since June 2000).
                 Portfolio       2000)          Coopers LLP             Master &
                 Trust                          (accounting firm)       Feeder Trusts:
                                                (1994 to June 1999).    4 Portfolios

---------------------------------------------------------------------------------------------------------------------------

1 Disinterested Trustees are those Trustees who are not "interested persons" of the Feeder Trust and the Portfolio Trust as defined in the Investment
     Company Act of 1940, as amended (the "1940 Act").

2 The address of each Trustee of the Feeder Trust and the Portfolio Trust is 200 Clarendon Street, Boston, Massachusetts 02116.

3 As provided in the Declarations of Trust of the Feeder Trust and the Portfolio Trust, each Trustee holds office during the lifetime of the Feeder Trust and the Portfolio Trust and until their termination or until the election and qualification of his successor.


51


INFORMATION ON ABOUT TRUSTEES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF
                                     TERM OF                             PORTFOLIOS
                                     OFFICE &   PRINCIPAL                 IN FUND
                     POSITION(S)     LENGTH     OCCUPATION                COMPLEX            OTHER
NAME AND ADDRESS      HELD WITH      OF TIME    DURING PAST               OVERSEEN        DIRECTORSHIPS
AND AGE               THE FUND       SERVED1    FIVE YEARS               BY TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
---------------------------------------------------------------------------------------------------------------------------

David J.S. Burnett4  Trustee of the  1+ years   Managing Partner,       TT Interna-     Chairman, TT
Age: 44              Feeder Trust    (since     TT International        tional U.S.A.   International Bermuda
                     and the         August     (since September        Master &        Ltd.; Director TT
                     Portfolio       2000)      1998); Director,        Feeder Trusts:  International Funds PLC
                     Trust                      Brunswick UBS           4 Portfolios    (investment management);
                                                Warburg Ltd.                            Director TT Europe Alpha
                                                (investment banking)                    Fund Ltd. (investment
                                                (May 1998 to August                     management); Director,
                                                1998); Dalgland                         TT Europe Beta Fund Ltd.
                                                Nominees (PM) Ltd.                      (investment management);
                                                (nominee company)                        Director, C. Crosby
                                                (November 1995 to                       Limited (property lease
                                                August 1998);                           holding company) (since
                                                Chairman, Fenway                        January 1999).
                                                Services Limited
                                                (securities trader)
                                                (November 1997 to
                                                August 1998);
                                                Director, Warburg
                                                Dillon Read
                                                Securities (South
                                                Africa) (stockbroker)
                                                (October 1995 to
                                                August 1998).

52


INFORMATION ON ABOUT TRUSTEES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF
                                      TERM OF                           PORTFOLIOS
                                      OFFICE &  PRINCIPAL                 IN FUND
                     POSITION(S)      LENGTH    OCCUPATION                COMPLEX            OTHER
NAME AND ADDRESS      HELD WITH       OF TIME   DURING PAST               OVERSEEN        DIRECTORSHIPS
AND AGE               THE FUND        SERVED1   FIVE YEARS               BY TRUSTEE      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
---------------------------------------------------------------------------------------------------------------------------

J. Luther King, Jr.5  Trustee of the  1+ years  Chairman, President     TT Inter        Director, V.P., DK Leasing
Age: 61               Portfolio Trust (since    and Director, Luther    national        Corp. (private plane) (since
                                      August    King Capital            U.S.A.          April 1993); Member,
                                      2000)     Management              Master &        Investment Advisory
                                                Corporation             Feeder Trusts:  Committee, Board of
                                                (investment             1 Portfolio     Trustees of the Employees
                                                counseling)(since       LKCM            Retirement System of
                                                March 1979).            International   Texas (since September
                                                                        Funds: 1        1987); President, 4K Land
                                                                        Portfolio       & Cattle Company (since
                                                                                        November 1994); Director,
                                                                                        Hunt Forest Products
                                                                                        (lumber) (since February
                                                                                        1993); Board of
                                                                                        Governors, Investment
                                                                                        Company Association of
                                                                                        America (trade
                                                                                        organization) (since May
                                                                                        1991); Board Chairman,
                                                                                        JLK Venture Corp. (private
                                                                                        equity) (since June 1995);
                                                                                        Director, LKCM Funds
                                                                                        (investment company)
                                                                                        (since July 1994); Director,
                                                                                        Ruston Industrial Corp.
                                                                                        (forest products) (since
                                                                                        February 1993); Director,
                                                                                        Southwestern Exposition
                                                                                        & Livestock (since April
                                                                                        1997); President,
                                                                                        Southwest JLK (LKCM)
                                                                                        (since February 1983);
                                                                                        Trustee, Texas Christian
                                                                                        University (since March
                                                                                        1992); Director, Treasurer,
                                                                                        Texas Southwestern
                                                                                        Cattleraisers Foundation
                                                                                        (since November 1995);
                                                                                        Investment Advisory
                                                                                        Committee, University of
                                                                                        Texas Investment
                                                                                        Management (since June
                                                                                        1996); Director, XTO (oil
                                                                                        & gas) (since April 1991).


1 Interested Trustees are those Trustees who are "interested persons" of the Feeder Trust and the Portfolio Trust as defined in the Investment Company
     Act of 1940, as amended (the "1940 Act").

2 The address of each Trustee of the Feeder Trust and the Portfolio Trust is 200 Clarendon Street, Boston, Massachusetts 02116.

3 As provided in the Declarations of Trust of the Feeder Trust and the Portfolio Trust, each Trustee holds office during the lifetime of the Feeder Trust and the Portfolio Trust and until their termination or until the election and qualification of his successor.

4 Mr. Burnett is deemed to be an "interested" Trustee of the Feeder and the Portfolio Trust because of his affiliation with TT International Investment
     Management, the Investment Manager of the Fund and the Portfolio.

5 Mr. King is deemed to be an "interested" Trustee of the Portfolio Trust because he owns shares of LKCM International Fund, which invests all of its assets in the Portfolio Trust, and because of his affiliation with Luther
     King Capital Management, the investment advisor to the LKCM International
     Fund.

53


INFORMATION ON ABOUT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE &
NAME AND                POSITION(S)         LENGTH
ADDRESS                 HELD WITH           OF TIME             PRINCIPAL OCCUPATION(S)
AND AGE1                THE FUND            SERVED2               DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FEEDER TRUST AND THE PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------
David J.S.              President of            1+              See Interested Trustees table above
Burnett                 the Feeder              years
Age: 43                 Trust and               (since
                        the Portfolio           August
                        Trust                   2000)

-------------------------------------------------------------------------------------------------------------------
S. Austin Allison       Secretary of            1+              Partner, Head of Compliance & Legal, TT
Age: 54                 the Feeder              years           International (since January 2001); Head of
                        Trust and               (since          Compliance and Legal, TT International (June 2000
                        the Portfolio           August          to December 2000); Director, TT Investment
                        Trust                   2000)           Advisers Inc. (since March 2001); Director, TT
                                                                International Funds PLC (since August 2001);
                                                                Director, TT International (Bermuda) Limited (since
                                                                November 2001); Director, Legal & Compliance,
                                                                Westdeutsche Landesbank Group (banking, financial
                                                                services) (January 1997 to June 2000).

-------------------------------------------------------------------------------------------------------------------
Graham Barr             Treasurer of            1+              Financial Controller, TT International (since June
Age: 36                 the Feeder              years           1998); Company Secretary, C. Crosby Ltd. (holding
                        Trust and               (since          company) (since November 1999); Head of Investment
                        the Portfolio           August          Accounting, AIB Govett Asset Management (fund
                        Trust                   2000)           management) (August 1993 to June 1998).

-------------------------------------------------------------------------------------------------------------------
Jeff Gaboury            Assistant               1+              Director, Mutual Fund Administration, Investors Bank
Age: 33                 Treasurer of            years           & Trust Company (since October 1996).
                        the Feeder              (since
                        Trust and               August
                        the Portfolio           2000)
                        Trust

-------------------------------------------------------------------------------------------------------------------
Jill Grossberg          Assistant               1+              Director and Counsel, Mutual Fund Administration,
Age: 55                 Secretary of            years           Investors Bank & Trust Company, (since April 2000);
                        the Feeder              (since          Assistant Vice President and Associate Counsel,
                        Trust and               August          Putnam Investments (March 1995 to March 2000).
                        the Portfolio           2000)

-------------------------------------------------------------------------------------------------------------------
1    The address of each Officer of the Feeder Trust and the Portfolio Trust is
     200 Clarendon Street, Boston, Massachusetts 02116.

2 As provided in the By-Laws of the Feeder Trust and the Portfolio Trust, each of the President, the Treasurer and the Secretary shall hold office until his or her respective successor shall have been duly elected and qualified, and the Assistant Treasurer and the Assistant Secretary shall hold office at the pleasure of the Trustees.


                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Chairman of the Board,              Vice President,
   President                           Secretary & Treasurer
   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer
   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary
   H. Kirk Downey                      Robert Kern
   Trustee                             Assistant Secretary
   Earle A. Shields, Jr.               James Tiegs
   Trustee                             Assistant Secretary
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   (name change to U.S. Bancorp Fund Services, LLC effective January 1, 2002) P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   Firstar Bank, N.A.
   (name change to U.S. Bank, N.A. effective January 1, 2002)
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------
CUSTODIAN & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, MA 02110
--------------------------------------------------------------------------------
LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   1800 Massachusetts Avenue, N.W.
   2nd Floor
   Washington, D.C. 20036-1800
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   PFPC Distributors, Inc.
   3200 Horizon Drive
   King of Prussia, PA 19406
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.